                                                                   EXHIBIT 10.15

                         SECURITY SIDE LETTER AGREEMENT

      This Security Side Letter Agreement ("Agreement") is made and entered into, effective as of the "Effective Date" as set forth at Section 5 herein, by and between American Commercial Lines LLC ("ACL"), and its subsidiaries, American Commercial Terminals LLC ("ACT") and American Commercial Barge Line LLC ("ACBL) and Louisiana Generating, LLC ("LG") and NRG New Roads Holdings LLC, a Delaware limited liability company ("NRG").

                                    RECITALS

      WHEREAS, the Burlington Northern and Santa Fe Railway Company ("BNSF"), ACBL, and ACT entered into a Memorandum of Understanding with NRG Power Marketing Inc. ("NRGPM"), and BNSF and ACT entered into another Memorandum of Understanding with NRGPM (collectively, "MOU"), each dated August 6, 2004, both for the purpose of setting forth the major terms and conditions under which ACT and BNSF will transport unit trains of coal from BNSF-served origins in the Powder River Basin of Wyoming to ACT's Hall Street Terminal at St. Louis, Missouri, for furtherance to the Big Cajun II facility near New Roads, Louisiana (the "LG Power Plant") owned by LG, an affiliate of NRGPM; and

      WHEREAS, NRGPM and LG are collectively referred to herein as the "Affiliates"; and

      WHEREAS, pursuant to the MOU, the parties thereto agreed to negotiate the definitive terms and conditions of a transportation contract by and between LG, BNSF and ACT (the "Transportation Contract") as provided therein; and

      WHEREAS, ACL, ACBL and ACT (collectively referred to herein as "American") and NRGPM also entered into that certain Additional Memorandum of Understanding dated August 6, 2004 (the "AMOU") for the purpose of, among other things, setting forth certain additional terms and conditions by which the performance of ACT under the Transportation Contract would be assured; and

      WHEREAS, pursuant to the AMOU, the parties thereto agreed to negotiate the definitive terms and conditions of a comprehensive "Side Letter Agreement," that incorporate the provisions set forth in the "ACL/NRGPM Term Sheet" dated August 6, 2004 attached to the AMOU (the "Term Sheet"), as provided therein; and

      WHEREAS, the parties have negotiated an Operations Side Letter Agreement of even date herewith ("Operations Side Letter Agreement") setting forth certain definitive terms and conditions of the Side Letter Agreement contemplated by the AMOU; and

      WHEREAS, the parties acknowledge and agree that they have negotiated, and this Agreement, together with the Operations Side Letter Agreement, sets forth, the definitive terms and conditions of the Side Letter Agreement contemplated by the AMOU, all of which are to become binding upon the parties hereto if and when a definitive Transportation Contract is entered into by all of the parties thereto (including BNSF) as set forth above.

      WHEREAS, the Transportation Contract and the following ancillary agreements, as described herein: this Agreement, the DOT, the Lease, the Terminal Option Agreement, the Barge and Tug Option Agreement, the Operations Side Letter Agreement, the Intercreditor Agreement, the Conditional Assignment of BNSF Lease, the Conditional Assignment of City of St. Louis Lease, and the Conditional Assignment of Inter Carrier Agreement (collectively, the "Ancillary Agreements"), form the basis for the coal transportation described above.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged by NRG and LG, the parties hereto hereby agree as follows.

                                    AGREEMENT

1. RECITALS. The parties hereby incorporate the above Recitals as part of this Agreement as if the same were fully set forth herein.

2. TRANSPORTATION CONTRACT/EFFECTIVE DATE. This Agreement does not obligate American, NRG or any of its Affiliates to enter into and execute a final Transportation Contract or any other agreement with each other, their respective affiliates or any other parties. Each party recognizes that the parties may not be able to agree to the terms and conditions of all definitive agreements called for by the MOU and the Term Sheet, and that their efforts to finalize and execute such definitive agreements may collapse without liability on the part of any party.

This Agreement shall become binding upon and enforceable against the parties hereto only in the event that a definitive Transportation Contract is entered into by all parties (including BNSF) as set forth above on or before the "Deadline Date", and is to become effective on the "Effective Date" (all as further set forth in Section 5 below). If prior thereto, any party contemplated to be a party to the Transportation Contract shall deliver notice to another contemplated party thereto terminating any further negotiations with respect to the Transportation Contract, then this Agreement shall expire and be deemed void ab initio (excluding only the confidentiality provisions set forth at Section 9 below, which shall remain in effect).

3. DEFAULT/LIQUIDATION EVENT. In the event of a material uncured default by ACT under the Transportation Contract and upon the occurrence of a Liquidation Event (as defined in subparagraph F below) (collectively, a "Trigger Event"), then NRG or its Affiliates, successor parties to the Transportation Contract or their designees, may exercise any or all of the rights or remedies granted to NRG and/or its Affiliates under the Ancillary Agreements (each as defined herein and subject to the terms set forth therein and as more particularly described below), for so long as any obligations of American under the Transportation Contract or any of the Ancillary Agreements remain unsatisfied (except to the extent as may be expressly set forth therein).

            A. Upon the full and complete execution of the definitive Transportation Contract, ACT shall grant to LG and NRG a recordable Deed of Trust in the form attached hereto as Exhibit A ("DOT"), encumbering all the real and personal property of ACT commonly referred to as the Hall Street Terminal in the City of St. Louis, Missouri (the "Property"), to secure ACT's performance under, and/or any final unappealed or non-appealable judgment damage claims arising from ACT's breach of, the Transportation Contract or any of the Ancillary Agreements. The DOT shall be senior to any liens or deeds of trust encumbering the Property, including without limitation any lien or deed of trust granted to the Collateral Agents (as defined in the Intercreditor Agreement) pursuant to that certain Intercreditor and Subordination Agreement, in the form attached hereto as Exhibit B ("Intercreditor Agreement"), establishing priority of the DOT and covenant of non-interference by the Collateral Agents with NRG's rights under the DOT, Lease, Terminal Option Agreement, Conditional Assignment of BNSF Lease, Conditional Assignment of City of St. Louis Lease, or Conditional Assignment of Inter Carrier Agreement.

            B. Upon the full and complete execution of the Transportation Contract, ACT and NRG, shall enter into a lease of the Property in the form attached hereto as Exhibit C (the "Lease"). ACT shall use its reasonable best faith efforts to obtain an order in the current chapter 11 case approving the grant of such Lease and making such Lease enforceable against any successor to ACT including any trustee appointed in a chapter 7 case resulting from the conversion of the existing chapter 11 case.

            C. Upon the full and complete execution of the Transportation Contract, ACT shall grant to NRG, an option (the "Terminal Option") to purchase the Property. The terms of the Terminal Option shall be as set forth in that certain Terminal Option Agreement (the "Terminal Option Agreement") attached hereto as Exhibit D.

            D. Upon the full and complete execution of the Transportation Contract, ACL shall grant to NRG, a conditional option ("Barge Option") to purchase not more than two hundred (200) barges ("Barges") and a conditional option (the "Harbor Tugs and Barges Option") to purchase two tug boats (the "Tugs") and three (3) "Harbor Barges" (as defined in the Barge Option Agreement). The terms of the Barge Option and the Harbor Tugs and Barges Option shall be as set forth in the Barge and Tug Option Agreement attached hereto as Exhibit E (the "Barge Option Agreement").

            E. For the purposes of determining the Net Appraised Fair Market Value ("NAFMV"), the parties shall cause the Property, and the Barges and the Tugs and Harbor Barges to be appraised according to the following procedures:

            1. Selection of Appraisers. Within thirty (30) days after the date of the Option Notice, each of the parties shall appoint an appraiser to determine the market value of the Property or the Barges in accordance with this Agreement, and shall give written notice of the appraiser so appointed to the other party. Within thirty (30) days after the date that both parties have so appointed an appraiser, the two appraisers so appointed shall appoint a third appraiser to determine the NAFMV of the Property or the Barges in accordance with this Agreement. If the two appraisers are unable to agree on a third appraiser, either party may petition the St. Louis County Circuit Court for the appointment of a third appraiser.

            2. Qualifications of Appraisers. No appraiser shall be eligible for appointment pursuant to this Agreement unless such appraiser (a) is actively engaged in the business of appraising commercial real estate in the St. Louis, Missouri metropolitan area, or commercial vessels and barges used on the Mississippi River, as applicable, (b) has experience in appraising industrial properties in the St. Louis, Missouri metropolitan area or commercial vessels and barges used on the Mississippi River, as applicable, (c) is licensed by the State of Missouri, (d) is a member of the Appraisal Institute (or successor organization, or if no such organization exists, then from persons of similar professional qualifications) with the designation "MAI," (e) is a practitioner in good standing with no published censures or admonitions by either the State of Missouri appraisal authorities or the Appraisal Institute (or any successor organization), and (f) has no material financial or business interest in common with either party. Each appraiser designated in accordance with this Section E.2 is referred to herein as an "Appraiser."

            3. Instructions to Appraisers. The Appraisers shall be instructed as follows:

            (a) Each Appraiser shall be instructed to determine the NAFMV of the Property, the Barges or the Tugs as a whole as of the date of the Trigger Event.

            (b) No financing shall be considered by the Appraiser in determining the NAFMV.

            (c) The Appraisers shall independently and confidentially make their separate estimates of NAFMV, and shall reveal their conclusions simultaneously at a meeting together with ACT, ACL and NRG not later than ninety (90) days after the engagement of the third

Appraiser. Copies of each Appraiser's respective written report shall be given to all parties at that meeting and not before.

            (d) In determining the NAFMV, each Appraiser shall, upon request, share with the other Appraisers pertinent factual market data relative to the valuations (including, without limitation, facts relating to those properties which the Appraiser independently determines are comparable to the Property or Barges, as applicable), but in no event shall the Appraisers discuss or reveal their respective value conclusions prior to the aforementioned meeting with ACT or ACL, as applicable, and NRG.

            (e) All appraisals shall be made according to the Uniform Standards of Professional Appraisal Practice (USPAP) and each Appraiser's work product shall be put forth in at least a summary report as defined by USPAP.

            (f) The Appraisers shall consider themselves as working for both ACT or ACL, as applicable, and NRG in determining the NAFMV and therefore the fees charged by the Appraisers (including the fees of the persons assisting the Appraisers) shall be shared equally between the parties.

            4. Property/Barge Information. ACT, ACL and NRG intend that each Appraiser base its evaluation on a common set of facts. To that end, ACT or ACL, as applicable, shall provide each Appraiser with copies of all necessary and available documents relating to the Barges, copies of all available plans, surveys and drawings of the Property, and, to the extent applicable, and/or reasonably available, copies of all Property leases, if any, and Property expenses for the most recent four (4) calendar years. Any Appraiser may request additional factual information from ACT or ACL, but any additional information provided to one Appraiser shall be provided to all Appraisers. All information provided to the Appraisers by ACT or ACL shall also be provided to NRG. NRG shall have the right to audit, at its sole cost and expense during the appraisal process and in a manner so as not to unreasonably or materially interfere with any ongoing activities at the Property, any of the foregoing information provided by ACT or ACL, and NRG may provide each Appraiser with the results of any such audit. ACT and ACL shall coordinate a meeting to physically inspect of the Property, which all the Appraisers and NRG shall attend, and ACT and ACL shall otherwise allow the Appraisers reasonable access to the Property for purposes of inspection and evaluation.

            F. "Liquidation Event" is defined as the earliest to occur of: 1) the filing by ACT, ACL or ACBL, of a motion to convert its current chapter 11 case (the "Bankruptcy Action") to a case under chapter 7 of the Bankruptcy Code,
2) the entry of an order converting the existing Bankruptcy Action to a case under chapter 7, 3) the filing by ACT, ACL or ACBL or their successors in interest of a petition to commence a case under chapter 7 after the close of the current Bankruptcy Action, 4) the entry of an order for relief on an involuntary chapter 7 petition filed by any third party with respect to ACT, ACL or ACBL or their successors after the conclusion of the Bankruptcy Action, 5) the filing by ACT, ACL or ACBL or any successors thereto of a chapter 11 plan or motion seeking authority to reject the Transportation Contract or any of the Ancillary Agreements or any uncured material default by ACT, ACL or ACBL under the Transportation Contract or any of the Ancillary Agreements, 6) the appointment of a Receiver, or assignment for the benefit of creditors, or 7) the sale of all or substantially all of the assets of ACT, ACL or ACBL or other act that results in the cessation of the business operations of ACT or ACBL or the inability of ACT or ACL to perform the Transportation Contract.

            G. Assignments of Leases and Agreement.

            1. Upon the full and complete execution of the Transportation Contract, ACT and NRG shall enter into a Conditional Assignment and Assumption of Lease (the "Conditional Assignment of BNSF Lease"), pursuant to which ACT will make a conditional assignment of the lease with BNSF, as Landlord, under that certain lease dated August 17, 1976, between ACT and BNSF, to NRG, which assignment is conditioned upon the occurrence of a Trigger Event. The terms of the Conditional Assignment of BNSF Lease shall be as set forth in that certain Conditional Assignment of BNSF Lease, attached hereto as Exhibit F.

            2. Upon the full and complete execution of the Transportation Contract, ACT and NRG shall enter into a Conditional Assignment and Assumption of Lease (the "Conditional Assignment of City of St. Louis Lease"), pursuant to which ACT will make a conditional assignment of the lease with the City of St. Louis, MO as Landlord, under that certain lease dated June 12, 1985, between ACT's predecessor in interest and the City of St. Louis, MO, to NRG, which assignment is conditioned upon the occurrence of a Trigger Event. The terms of the Conditional Assignment of City of St. Louis Lease shall be substantially as set forth in that certain Conditional Assignment of City of St. Louis Lease, attached hereto as Exhibit G. ACT agrees to use its reasonable best efforts to obtain the consent of the City of St. Louis to the Conditional Assignment of the City of St. Louis Lease, but the parties specifically acknowledge and agree that the final form thereof shall be subject to such changes as may be required by the City of St. Louis.

            3. Upon the full and complete execution of the Transportation Contract, ACT and NRG shall enter into a Conditional Assignment of Inter Carrier Agreement (the "Conditional Assignment of Inter Carrier Agreement"), pursuant to which ACT will make a conditional assignment of the said agreement to NRG, which assignment is conditioned upon the occurrence of a Trigger Event. The terms of the Conditional Assignment of Inter Carrier Agreement shall be substantially as set forth in that certain Assignment of Inter Carrier Agreement, attached hereto as Exhibit H. ACT agrees to use its reasonable best efforts to obtain the consent of BNSF to the Conditional Assignment of Inter Carrier Agreement, but the parties specifically acknowledge and agree that the final form thereof shall be subject to such changes as may be required by BNSF.

            H. Notwithstanding any other provision herein, the foregoing remedies shall not limit NRG's right to pursue any other remedy that may be available to it at law or in equity.

4. SETOFF. NRG may set off any claimed damages of NRG or its Affiliates arising under any of the Ancillary Agreements and the Transportation Contract with respect to ACT, against the Purchase Price (as defined in the Terminal Option Agreement), the Barge Purchase Price (as defined in the Barge and Tug Option Agreement), or the Minimum Rent (as defined in the Lease). The foregoing shall not in any way be deemed to limit or impair American's (or the Collateral Agents', if any) ability to contest the validity or amount of any such claimed damages. If the amount set off exceeds the amount of actual damages, if any, ultimately proven or mutually agreed upon to be due and owing to NRG or its Affiliates, then the amount of such excess, together with interest thereon calculated from the date of such set-off until fully reimbursed, at an annual interest rate (the "Default Rate") equal to the lesser of (i) the highest lawful rate, or (ii) prime lending rate as may from time to time be published in The Wall Street Journal under "Money Rates," plus three percent (3%), shall be immediately due and owing to ACT by NRG or its Affiliates.

5. BANKRUPTCY ACTION APPROVALS. In addition to the foregoing, including the covenant of non-interference by Collateral Agents, ACT and ACL shall each use reasonable best efforts to obtain confirmation of its Plan of Reorganization filed on September 10, 2004 and execute a final definitive Transportation Contract and related Ancillary Agreements by not later than December 31, 2004 (the

"Deadline Date"). Notwithstanding the entry of the Order Granting Motion for Authority to Assume Contract and for Conditional Approval of New Agreement on September 29, 2004, the Transportation Contract, and the Ancillary Agreements contemplated hereunder shall not be effective until the later of (1) April 1, 2005; or (2) the effective date of the Plan of Reorganization, (whichever is the last to occur being the "Effective Date"). The Plan of Reorganization shall provide that existing Bondholder claims will be converted to equity in the parent of the reorganized ACL.

6. CROSS GUARANTEE. ACBL and ACT each hereby cross guarantee each other's obligations under the Transportation Contract and any of the Ancillary Agreements.

7. PROPERTY PERMITS. During the term of the Agreement, ACT, or an appropriate affiliate or designee, shall maintain all necessary permits and authorizations to own and manage the Property in the manner in which it is currently operated to the full extent necessary to allow for the continuing performance of ACT's obligations under the Transportation Contract.

8. INDEMNITY. Reorganized ACT and ACBL (individually an "INDEMNITOR") hereby agree to indemnify and hold harmless NRG, its Affiliates, employees, officers, successor in interest and directors (the "INDEMNITEES"), from any and all claims, suits, causes of action ("INDEMNITY CLAIM") of whatever character brought or made against the Indemnitees, their subcontractors, affiliates, agents, directors or employees, in connection with the Property or any other matter with respect to the Transportation Contract or the Ancillary Agreements, including, but not limited to, any issues related to the Environmental Protection Agency's ("EPA") regulations or any EPA inspections of the Property. Claims by Indemnitees for indemnification will not relieve NRG or its Affiliates from meeting its obligations under the Transportation Contract unless and to the extent the Indemnitor has failed to timely provide a defense to Indemnitees with respect to an asserted Indemnity Claim or satisfied such an Indemnity Claim promptly after it becomes the subject of a final unappealed or non-appealable judgment. Notwithstanding the foregoing, such indemnification will not extend to any such Indemnity Claims based upon the intentional wrongful acts of any of the Indemnitees or their gross negligence. The obligations of this paragraph shall survive the expiration or sooner termination of this Agreement, the Transportation Contract, and the Ancillary Agreements.

9. CONFIDENTIALITY. This Agreement is confidential and shall not be disclosed by any of the parties or their agents, affiliates, consultants or counsel to any other party without the prior express written consent of American and NRG, provided however, the parties agree that this Agreement may be attached to ACL's proposed Plan of Reorganization with appropriate measures taken to attempt to ensure confidentiality of the economic terms and conditions of this Agreement. This provision shall survive the expiration or earlier termination of this Agreement.

10. GOVERNING LAW. This Agreement shall be constructed and interpreted according to the laws of the State of Missouri.

11. COMPUTATION OF TIME. In computing any period of time under this Agreement, the day of the act, event or default from which the designated period time begins to run will not be included. The last day of the period so computed will be included, unless it is a Saturday, Sunday or legal holiday, and, if so, the period will run until the end of the next day not a Saturday, Sunday or legal holiday.

12. FORCE MAJEURE. Each party will be excused from performing any term of this Agreement, if, and for so long as, such performance is prevented, delayed, or hindered by reason of an event of "Force Majeure" as defined in the Transportation Contract.

13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and the signature pages combined to form a fully-executed Agreement, provided that each party hereto has executed a signature page. The fact that this Agreement may have been executed at different times by different parties will not affect its validity.

14. FACSIMILE SIGNATURES. The parties may transmit this Agreement between them by facsimile machine. The parties intend that faxed signatures constitute original signatures and that a faxed Agreement containing the signatures (original or faxed) of all the parties is binding. At the request of either party, the parties will confirm facsimile transmitted signatures by signing an original Agreement.

15. ENTIRE AGREEMENT. All prior negotiations and agreements between the parties hereto are superseded by this Agreement, and except as may be set forth in the Transportation Contract or the Ancillary Agreements, there are no representations, warranties, understandings or agreements other than those expressly set forth herein or in an Exhibit or schedule delivered pursuant hereto.

16. EXPENSES OF PREVAILING PARTY. In the case of any legal or equitable action taken by either party in connection with the default of the other party, the prevailing party will be entitled to recover from the other party all costs and reasonable legal fees incurred in connection therewith. A prevailing party is a party who recovers at least three-quarters of its total claims in the action or who is required to pay no more than one-quarter of the other party's total claims in the action.

17. HEADINGS. The headings in the sections of this Agreement are inserted for convenience only and in no way alter, amend, modify, limit or restrict the contractual obligations of the parties.

18. INVALID PROVISIONS. If any provision in this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof will not in any way be affected or impaired thereby; provided that if permitted by applicable law, any invalid, illegal, or unenforceable provision may be considered in determining the intent of the parties with respect to other provisions of this Agreement.

19. JOINT PREPARATION. This Agreement is to be deemed to have been prepared jointly by the parties hereto, and any uncertainty or ambiguity existing herein, if any, will not be interpreted against any party, but will be interpreted according to the application of the rules of interpretation for arm's length agreements.

20. NOTICES. A party may effect a valid notice pursuant to this Agreement only by giving such notice in writing and delivering it, postage or charges prepaid, in person, by certified mail, by overnight delivery service or by facsimile transmission to the parties respective addresses set forth below:

                  American Commercial Terminals LLC
                  1701 East Market Street
                  Jeffersonville, IN  47130
                  Attn:  Director of Sales
                  Facsimile No. (812) 288-0256

                  NRG New Roads Holdings LLC
                  112 Telly Street
                  New Roads, LA  70760
                  Attn:  John Brewster, President
                  Facsimile No. (225) 618-4481

                  Louisiana Generating, LLC
                  112 Telly Street
                  New Roads, LA  70760
                  Attn:  John Brewster, President
                  Facsimile No. (225) 618-4481

or to such substituted address or facsimile number as designated by notice to the other party. Delivery by messenger will constitute personal delivery. Such notice will be deemed effective two (2) days after properly mailed; one (1) day after properly consigned to a national overnight delivery service maintaining receipts; upon receipt of personal delivery; or, in the case of notice via facsimile transmission, on the day the sender receives electronic confirmation of delivery, provided that if the confirmation does not occur before 4 p.m., recipient's local time, on a business day, the notice will take effect on the next business day.

21. REASONABLE COSTS, EXPENSES, AND FEES. The word "reasonable" will be deemed to precede each reference to "costs", "expenses", "fees", or similar items for which any party may seek reimbursement from any other party to this Agreement.

22. EXHIBITS. All exhibits and schedules referred to in this Agreement are attached to and incorporated into this Agreement by reference.

23. BINDING EFFECT; AUTHORITY. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. The persons executing this Agreement on behalf of each party hereby represent and warrant to the other party that such person has the full authority to enter into this Agreement and such party is able to faithfully and timely perform each and every term of this Agreement, without the necessity of the consent, joinder or approval of any other party.

24. MODIFICATIONS. This Agreement may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except by an instrument in writing and signed by the party against whom enforcement of any such waiver, amendment, modification, change or discharge is sought.

                           (SIGNATURE PAGE TO FOLLOW)

      IN WITNESS WHEREOF, the parties have affixed their signatures hereto, as of the date set forth below their signatures.

LOUISIANA GENERATING, LLC                 AMERICAN COMMERCIAL LINES LLC

By: /s/[ILLEGIBLE]                        By: /s/[ILLEGIBLE]
    ---------------                           ---------------
Title: President                          Title: President

Date: 12-10-04                            Date: 12-10-04

NRG NEW ROADS HOLDINGS LLC                AMERICAN COMMERCIAL TERMINALS LLC

By: /s/[ILLEGIBLE]                        By: /s/[ILLEGIBLE]
    ---------------                           ---------------
Title: President                          Title: President

Date: 12-10-04                            Date: 12-10-04

                                          AMERICAN COMMERCIAL BARGE LINES LLC

                                          By: /s/[ILLEGIBLE]
                                              --------------
                                          Title: President

                                          Date: 12-10-04

                SIGNATURE PAGE TO SECURITY SIDE LETTER AGREEMENT

                                    EXHIBIT A

                                  DEED OF TRUST

SPACE ABOVE LINE RESERVED FOR RECORDER'S USE

1.    TITLE OF DOCUMENT: DEED OF TRUST

2.    DATE OF DOCUMENT: DECEMBER 10, 2004

3.    GRANTOR(S): AMERICAN COMMERCIAL TERMINALS, LLC

4.    GRANTEE(S): NRG NEW ROADS HOLDINGS LLC, AND
                  LOUISIANA GENERATING, LLC

5.    STATUTORY MAILING ADDRESS(ES): GRANTOR: 1701 EAST MARKET STREET
                                              JEFFERSONVILLE, IN 47130

            GRANTEE: NEW ROADS HOLDINGS LLC    LOUISIANA GENERATING, LLC
                     112 TELLY STREET          112 TELLY STREET
                     NEW ROADS, LA 70760       NEW ROADS, LA 70760

6.    LEGAL DESCRIPTION: SEE EXHIBIT A ANNEXED TO THE DOCUMENT.

7.    REFERENCE(S) TO BOOK(S) AND PAGE(S): N/A

8.    PREPARED BY AND FOLLOWING RECORDING RETURN TO:  STEVEN D. GRAHAM, ESQ.
                                                      THOMPSON COBURN LLP
                                                      ONE US BANK PLAZA
                                                      ST. LOUIS, MO 63101

                                  DEED OF TRUST

      THIS DEED OF TRUST, Made and entered into as of the 10th day of December, 2004, by and between AMERICAN COMMERCIAL TERMINALS, LLC, a Delaware limited liability company, with an address as set forth on the cover page hereof ("GRANTOR"), and, ROBERt G. MECKFESSEL, a resident of the County of St. Louis, State of Missouri, with an address of c/o First American Title, 1600 South Brentwood, Suite 220, St. Louis, Missouri 63144 ("TRUSTEE"), and NRG NEW ROADS HOLDINGS LLC, A DELAWARE LIMITED LIABILITY COMPANY ("NRG"), having an address as set forth on the cover page hereof, and LOUISIANA GENERATING, LLC, a Delaware limited liability company ("LG"), having an address as set forth on the cover page hereof (NRGPM and LG are collectively referred to herein as the "SECURED PARTIES," and are each individually a "SECURED PARTY").

      WITNESSETH, that said Grantor, for and in consideration of the obligations and trust hereinafter described and created, and the sum of One Dollar ($1.00) to said Grantor in hand paid by the said Trustee, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN AND SELL, CONVEY AND CONFIRM unto the said Trustee, the following described real and personal property (the "PROPERTY") situated in the City of St. Louis, and State of Missouri, to-wit:

      SEE EXHIBIT A ATTACHED HERETO AND INCORPORATED HEREIN TOGETHER WITH ALL OF GRANTOR'S RIGHT, TITLE AND INTEREST TO ALL PERSONAL PROPERTY AND IMPROVEMENTS THEREUPON LOCATED, COMMONLY KNOWN AS THE "HALL STREET TERMINAL" AT 5500 HALL STREET, BUT SPECIFICALLY EXCLUDING ANY TUGS OR BARGES.

      TO HAVE AND TO HOLD the same, together with all appurtenances now or hereafter to the same belonging, unto the said Trustee, and to its successor or successors in this trust forever, and possession of said property is now delivered unto the said Trustee IN TRUST, however, for the following purposes:

      WHEREAS, the said Grantor, being justly obligated to perform certain obligations under (I) that certain Transportation Contract, dated December 10, 2004, and entered into by and among LG, the Burlington Northern and Santa Fe Railway Company ("BNSF") and Grantor (the "TRANSPORTATION CONTRACT"); (II) that certain Lease dated December 10, 2004, and entered into by and between Grantor as Landlord and NRG, as designee for NRGPM, as Tenant regarding the Property (the "LEASE"); and; (III) that certain Security Side Letter Agreement, dated December 10, 2004, and entered into by and between Grantor, American Commercial Lines LLC ("ACL"), American Commercial Barge Line LLC ("ACBL") and Secured Parties (the "SECURITY SIDE LETTER"); (IV) that certain Terminal Option Agreement (as described in the Security Side Letter) dated December 10, 2004, and entered into by and among Grantor and NRG, as designee for NRGPM, (the "TERMINAL OPTION AGREEMENT,"); (V) that certain Operations Side Letter Agreement, dated December 10, 2004, and entered into by and between Grantor and LG (the "OPERATIONS SIDE LETTER,"); (VI) that certain Conditional Assignment of BNSF Lease, dated December 10, 2004, and entered into by and between Grantor and NRG (the "BNSF ASSIGNMENT"); (VII) that certain Conditional Assignment of City of St. Louis Lease, dated December 10, 2004, and entered into by and between Grantor and NRG (the "ST. LOUIS ASSIGNMENT"); and (VIII) that certain Conditional Assignment of Inter Carrier Agreement, dated December 10, 2004, and entered into by and between Grantor and NRG (the "INTERCARRIER ASSIGNMENT," collectively with the Transportation Contract, the Lease, the Security Side Letter, the Terminal Option Agreement, the Operations Side Letter, the BNSF Assignment, and the St. Louis Assignment, the "AGREEMENTS") for the benefit of the Secured Parties, as applicable.

      TO SECURE the performance of the Agreements and any final unappealed or non-appealable judgment damage claims (collectively hereafter referred to as the "OBLIGATIONS"), arising from any breach of the Agreements during the respective terms thereof, by Grantor, ACBLor ACL thereunder (collectively, "AMERICAN"), Grantor has executed this Deed of Trust, and has also agreed with said Secured Parties and their permitted assigns, to cause all taxes and assessments, general and special, to be paid whenever imposed upon said Property, and before becoming delinquent; to cause all charges made by utility companies, whether public or private, for electricity, gas, heat, water, or sewer, furnished or used in connection with the Property, or any part thereof, to be paid and before becoming delinquent; and also to keep the Property and the improvements upon said Property constantly and satisfactorily insured, until the Obligations are fully performed and/or the Agreements expire and terminate. All policies of insurance required pursuant to this Deed of Trust shall (i) contain a standard noncontributory mortgagee clause in favor of the Secured Parties, or name Secured Parties as additional insureds, (ii) be maintained throughout the term of this Deed of Trust without cost to Secured Parties (except as may be set forth in and pursuant to the Lease), and (iii) be satisfactory in form and substance to Secured Parties and shall be approved by Secured Parties as to amounts, form, risk coverage, deductibles, loss payees and insureds, it being specifically acknowledged and agreed to that Secured Parties have and do hereby approve all such matters with respect to the insurance required to be maintained by American pursuant to its financing agreements with JP Morgan Chase Bank NA and Bank of New York. If Grantor receives from any insurer any written notification or threat of any actions or proceedings regarding the non-compliance or non-conformity of the Property with any insurance requirements, Grantor shall give prompt notice thereof to Secured Parties. All proceeds paid from any casualty under any policy shall be applied directly to restoration or repair of the Property (the "RESTORATION") prior to any foreclosure hereunder. Following the commencement of foreclosure proceedings, all such proceeds may be paid directly to Trustee for the benefit of the Secured Parties.

      The Trustee may assign insurance policies to the purchaser at foreclosure and Grantor shall not be entitled to unearned premiums. Grantor also agrees promptly to pay when due all notes, and to perform all covenants, in any deed of trust prior in lien to these presents. It shall be the privilege of said Secured Parties and their permitted assigns, in case of default on the part of the said Grantor to promptly pay all taxes, effect such insurance, remove mechanics' liens and pay prior notes, as above herein provided, and in the event that the said Secured Parties, their permitted assigns or legal representatives, or the Trustee, or his successors in trust, shall expend any money to protect the title or the possession of the Property, or for such taxes, insurance, mechanics' liens, or notes, then all such money so expended shall be a new and additional principal sum of money secured by this instrument, and shall be payable on demand, and may be collected with interest thereon at the highest legal rate per annum, from the time of so expending the same. Failure to make such payment within fourteen
(14) days after Grantor's receipt of written demand to do so and supporting documentation to establish payment thereof by or on behalf of Secured Party as aforesaid shall be an Event of Default under this Deed of Trust and shall be cause for foreclosure.

      Said Grantor hereby covenants to (i) keep all the buildings now or hereinafter on said Property, in good repair and condition, without any liability of the Secured Parties to any person for damages, for failure to repair; nor for any mechanics' liens therefor (except as NRG may be responsible therefor under the terms of the Lease), (ii) upon damage to or destruction of the Property or any part thereof by fire or other casualty, restore, repair, replace or rebuild the Property that is damaged or destroyed to the condition necessary to allow for the continuing performance by Grantor of its obligations under the Transportation Contract, whether or not any insurance proceeds are available or sufficient for such purpose; (iii) not commit waste or permit impairment or deterioration of the Property which would prevent or materially and adversely interfere with the continuing performance of Grantor's obligations under the Transportation Contract; (iv) not cause or permit any alteration of the design or structural character of any improvement now or hereafter erected on the Property which would prevent or materially and adversely interfere with the continuing performance of Grantor's obligations under the Transportation Contract without Secured Parties' prior consent; (v) shall not remove from the Property any of the fixtures and personal property included in the Property which would prevent or materially and adversely interfere with the continuing performance of Grantor's obligations under the Transportation Contract without Secured Parties' prior consent; (vi) not initiate or acquiesce to a change in the zoning classification of the Property which would present or materially and adversely interfere with the continuing performance of Grantor's obligations under the Transportation Contract without Secured Parties' prior consent; (vii) comply with all present and future statutes, laws, rules, orders, regulations and ordinances affecting the Property, any part thereof or the use or operation thereof as necessary to allow for the continuing performance by Grantor of its obligations under the Transportation Contract, and shall comply with all obligations, covenants, conditions and restrictions applicable to Grantor which are contained in any of the Agreements; (viii) keep in place all permits, authorizations and licenses required for the operations of the Property as necessary to allow for the continuing performance by Grantor of its obligations under the Transportation Contract; and (ix) continue to operate the Property in substantially the same manner as prior to the execution of this Deed of Trust, as necessary to allow for the continuing performance by Grantor of its obligations under the Transportation Contract.

      Grantor represents, warrants and covenants to and with Secured Parties that it is lawfully seized of Parcel 1 of the Property in fee simple, and has good right and full power and authority under all applicable provisions of law and under its organizational documents to execute this Deed of Trust and to mortgage the Property; that the Property is free from all liens and security interests and to the best of Seller's knowledge, encumbrances that would prevent or materially and adversely interfere with the continuing performance of Grantor's obligations under the Transportation Contract, except for those previously approved by Secured Parties in writing as set forth in the Intercreditor Agreement dated December 10, 2004; and subject thereto, that Grantor will warrant and defend the title to the Property and the lien and priority of this Deed of Trust against all contrary claims and demands of all persons whomsoever, whether now existing or hereafter arising. The covenants and warranties of this paragraph shall survive foreclosure of this Deed of Trust and shall run with the land. Grantor shall not, without Secured Parties prior consent, further create, incur or suffer to exist any lien, financial encumbrance or charge on the Property or any part thereof, other than the liens and financial encumbrances previously approved by Secured Parties in writing or purchase money security interests hereafter created in connection with any replacement or improvement of, or addition to, any portion of the Property consisting of property other than realty as such portion of the Property currently exists, in the normal course of Grantor's business operations. Any contrary grant of encumbrance, not approved or permitted by the Secured Parties as aforesaid, and not cured, bonded over or released within thirty (30) days after Grantor's receipt of written demand to do so, is a default under this Deed of Trust and shall be a cause for foreclosure.

      Grantor further covenants and agrees that Grantor shall not cause or permit the presence, use, generation, manufacture, production, processing, installation, release, discharge, storage (including aboveground and underground storage tanks for petroleum or petroleum products), treatment, handling, transportation to, from or across the Property or disposal of any Hazardous Materials (as defined below) (excepting as may currently be used or present at the Property in connection with its current operations, and further excluding the safe and lawful use and storage of small quantities of Hazardous Materials customarily used in the operation and maintenance of comparable commercial properties or for normal household purposes) on or under the Property, which in any way materially and adversely affect the Property value, or which would prevent or materially and adversely interfere with the continuing performance of Grantor's obligations under the Transportation Contract. (The prohibited matters described above are referred to collectively below as "PROHIBITED ACTIVITIES OR CONDITIONS.")

      Except with respect to matters which have been previously disclosed to Secured Parties, including but not limited to the environmental reports heretofore provided, Grantor represents and warrants that it has not at any time caused or permitted any Prohibited Activities or Conditions and to the best of its knowledge, no Prohibited Activities or Conditions exist or have existed on or under the Property. Grantor shall not lease or allow the sublease of all or any portion of the Property for residential use to any tenant or subtenant that, in the ordinary course of its business, would cause, permit or exacerbate any Prohibited Activities or Conditions, and all leases and subleases shall provide that tenants and subtenants shall not cause, permit or exacerbate any Prohibited Activities or Conditions.

      Grantor represents that to the best of its knowledge, Grantor has not received, and except with respect to matters which have been previously disclosed to Secured Parties, including but not limited to the environmental reports heretofore provided, has no knowledge of the issuance of, any claim, citation or notice of any pending or threatened suits, proceedings, orders, or governmental inquiries or opinions involving the Property that allege the violation of any Hazardous Materials Law which has not been cured and which would prevent or materially and adversely interfered with the continuing performance of Grantor's obligations under the Transportation Contract ("GOVERNMENTAL ACTIONS").

      Grantor shall promptly notify Secured Parties in writing of any of the following: (i) the occurrence of any Prohibited Activity or Condition on the Property; (ii) Grantor's actual knowledge of the presence on or under any adjoining property of any Hazardous Materials which can reasonably be expected to have a material adverse impact on the continuing performance of Grantor's obligations under the Transportation Contract or the value of the Property, discovery of any occurrence or condition on the Property or any adjoining real property that could cause any restrictions on the ownership, occupancy, transferability or use of the Property under Hazardous Materials Law; (iii) any Governmental Action; and (iv) any claim made or threatened by any third party against Grantor, Secured Parties, or the Property relating to loss or injury resulting from any Hazardous Materials. Any such notice by Grantor shall not relieve Grantor of, or result in a waiver of any obligation of Grantor under this provision. Grantor shall cooperate with any governmental inquiry with respect to the matters described in (i) through (iv) and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activities or Conditions.

      Grantor shall hold harmless, defend and indemnify Secured Parties and such other "Indemnitees" (as defined in the Security Side Letter) with respect to the foregoing, to the full extent set forth in the Security Side Letter.

      The term "HAZARDOUS MATERIALS," for purposes of this provision, includes petroleum and petroleum products, flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, lead, asbestos in any form that is or could become friable, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound, solution, mixture or otherwise, including, but not limited to, those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic substances," "solid waste," "toxic chemicals," "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by Hazardous Materials Law or regulated by Hazardous Materials Law in any manner whatsoever, but specifically excludes any such materials, the presence of which originated from the coal delivered to Grantor's Property on behalf of or at the request of the Secured Parties (for which the Secured Parties shall be solely responsible for and hold harmless, defend and indemnify American against to the same extent as aforesaid).

      The term "HAZARDOUS MATERIALS LAW," for the purposes of this provision, means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other binding governmental requirements and any court judgments applicable to Grantor or to the Property relating to industrial hygiene or to environmental or unsafe conditions or to human health including, but not limited to, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Materials, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Property, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Property.

      This notice is provided pursuant to Section 432.045, R.S.Mo. As used herein, "you" means American Commercial Terminals, LLC, "us" means NRG and LG collectively, "borrower" means American Commercial Terminals, LLC, "creditor" means NRG and LG collectively, and "this writing" means this Deed of Trust. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND

OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

      This Deed of Trust is intended to be a security agreement pursuant to the Uniform Commercial Code as enacted in the jurisdiction of the Property, as amended from time to time (the "UCC"). Grantor hereby grants a security interest in the Property to the extent that such Property may be subject to a security interest pursuant to the UCC. For the purposes of the security agreement and related financing statements, the "debtor" is Grantor, the "secured party" is Secured Parties. Grantor hereby authorizes Secured Parties (and Secured Parties' representatives and agents) to file financing statements (and amendments thereto) relating to the Property, the form and substance of which shall be as reasonably agreed to by all the parties hereto. Secured Parties shall pay all costs of filing such financing statements and termination and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Secured Parties may reasonably require. The form and substance of any financing statement filed with respect to this Deed of Trust shall be as required by law and consistent with the terms hereof. Grantor represents and warrants to Secured Parties that the exact legal name of Grantor and Grantor's state of incorporation or organization are as set forth in Grantor's records provided to Secured Parties and that its chief executive office is located at the address first set forth above. Without the prior written consent of Secured Parties (and except as otherwise permitted above), Grantor shall not create or suffer to be created pursuant to the UCC any other security interest in said items, including replacements and additions thereto. Grantor shall also first notify Secured Parties if Grantor shall (i) change its legal name; or (ii) change its state of organization; or (iii) change the location of its chief executive office. Upon the occurrence and continuation of a "Trigger Event" (as defined in the Security Side Letter), Secured Parties shall (subject to the terms of the Intercreditor Agreement) have the remedies of a secured party under the UCC and, at Secured Parties' option, may also invoke the remedies provided in this Deed of Trust as to such items. Subject thereto, in exercising any of said remedies, Secured Parties may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Secured Parties' remedies under the UCC or of the remedies provided in this Deed of Trust. With respect to any term used in this Deed of Trust that is defined in either (i) Article 9 of the UCC ("ARTICLE 9") as in force in the jurisdiction of the Property in which this Deed of Trust was signed by the Grantor at the time that it was signed, or (ii)
Article 9 as in force at any relevant time in the jurisdiction in which a financing statement for the Property is filed, the meaning to be ascribed thereto with respect to any particular item of the property shall be that under the more encompassing of the two definitions.

      This Deed of Trust constitutes and is filed as a fixture filing under the UCC covering the Property which now or in the future consists of goods comprising part of the Property which are or are to become fixtures upon the subject real estate. For the purposes of this fixture filing and the filing of this Deed of Trust as a financing statement, the "debtor" is Grantor, the "secured party" is Secured Parties, and the real estate upon which the fixtures and/or other items are located is the land described in Exhibit A. The Grantor's state of organization is as first listed above.

      Grantor hereby assigns and transfers to Trustee all of Grantor's right, title and interest in and to all leases and rents from the Property, including all present and future leases and rental agreements, for the purpose of securing performance of the Obligations, this Deed of Trust and any other agreements at any time securing the Obligations. This assignment may be enforced by Trustee at any time during the existence of an Event of Default hereunder, without regard to the adequacy of the security hereof or the solvency of Grantor, by any one or more of the following methods: (i) the appointment of a receiver; (ii) Trustee's taking possession of the Property; (iii) the obtaining of an injunction; and
(iv) any other method permitted by law. This assignment shall constitute a perfected, absolute and present assignment; provided, however, that Grantor shall have the right to collect the rents and to retain, use and enjoy the same and all of the Property in all respects, unless and until an Event of Default occurs hereunder. Receipt by Trustee of rents or other income shall not constitute a waiver of any right that Trustee may enjoy under this Deed of Trust or under the laws of the State of Missouri. There shall be no merger of the leasehold estates, created by the leases, with the fee estate of the Property without the prior written consent of Trustee.

      Trustee shall not be obligated to perform or discharge any obligation, duty or liability under any lease or under or by reason of this assignment, and Grantor shall and does hereby agree to indemnify and to hold Trustee and Trustee harmless from any liability, loss or damage that it might incur under any lease or under or by reason of this assignment and from any claims and demands whatsoever that may be asserted against it by reason of any alleged obligations on Trustee's part. Unless otherwise specified by Trustee in writing, all future leases for the use or occupancy of all or any part of the Property shall be subordinate to the lien of this Deed of Trust. All rents or income derived from the Property that are collected by Trustee, its agent or a receiver each month shall be applied in Trustee's sole, but reasonable, discretion.

      All proceeds or awards granted as the result of any eminent domain or condemnation action prior to any foreclosure hereof shall be paid to and belong solely to Grantor. Any such amounts paid or granted after the foreclosure hereof shall be paid directly to Trustee for the benefit of the Secured Parties.

      NOW, THEREFORE, if the said American entities shall well and truly perform its obligations under the Agreements, or cause to be performed, unto the Secured Parties, and shall well and truly keep and perform all and singular the several covenants hereinbefore set forth, then this trust shall cease and be void, and the property hereinbefore conveyed shall be released at the cost of the said Grantor; but if the Obligations under the Agreements, or any part thereof, be not so performed, according to the tenor of the same and subject to any applicable notice and cure provisions, or if, there be any Trigger Event, as described in the Security Side Letter Agreement referenced above, or if said taxes, general and special, be not promptly paid when due, or if default be made in due fulfillment of said covenants and Agreements, or any of them, all as further set forth above, (individually an "EVENT OF DEFAULT"), then this conveyance shall remain in force, and said Trustee, whether acting in person or by attorney in fact, appointed by instrument in writing, or, in case of death or absence from the country or any other disability, or refusal to act, then said Trustee, may proceed to sell the Property hereinbefore conveyed, or any part thereof, at public vendue, or outcry, at the front door of Court House (or other customary location for such sales), in said City of St. Louis and State of Missouri, to the highest bidder for cash, first giving the notice required by the laws of Missouri in respect to exercising power of sale under mortgages and deeds of trust then in effect, and upon such sale shall execute a deed in fee simple of Parcel 1 of the Property sold, together with such assignment of leasehold interests with respect to the leasehold interests described herein as Parcel 2 and Parcel 3 of the Property, if any, as may be required by law to transfer the same and consummate the foreclosure and power of sale transactions contemplated hereby with respect to the entire Property, to the purchaser or purchasers thereof, and shall receive the proceeds of such sale, out of which said Trustee shall pay first, the cost and expense of executing this Trust, including lawful compensation of said Trustee; and next, shall repay to any person or persons who may or shall, under the covenants hereinbefore set forth, have advanced or paid any money for taxes, mechanics' liens, insurance or prior notes, as above provided, all sums so by said persons advanced and not already repaid, together with interest thereon at the highest legal rate per annum from date of such advance, until the day of payment; and, next, the amount unpaid on the then existing Obligations, if any, secured hereby, together with the interest accrued thereon, and next the amount due on junior encumbrances, and the balance to the Grantor, or its assigns or legal representatives. Each time that it shall become necessary to insert an advertisement for foreclosure and sale is not had, then the Trustee shall be entitled to receive the sum of $150.00 for services and the amount of all advertising charges from Grantor. The Trustee hereby lets said Property to the said Grantor and assigns, until this instrument be released and satisfied, or until a sale be made under the provisions of this Deed of Trust, upon the following terms, to-wit: The said Grantor, and every and all persons claiming or possessing such Property or any part thereof, shall pay rent therefor during said term at one cent per month, payable upon demand, and shall and will surrender peaceable possession of said Property, and any and every part thereof sold under said provisions to said Trustee, or purchaser thereof under such sale, within ten days after the date of such sale, and without notice or demand therefor.

      PROVIDED, HOWEVER, that nothing in this Deed shall be so construed as to prevent the Secured Parties to have and to take every legal step and means to enforce performance of American's obligations under the Agreements, without having first caused the execution of the Trust herein created.

      The said Trustee covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct. The Trustee may resign at any time by written instrument to that effect delivered to the Secured Parties. The Secured Parties shall be entitled to remove, at any time and from time to time, the Trustee or any subsequent trustee hereunder for any or no reason. In case of the death, removal, resignation, refusal to act or otherwise being unable to act of the Trustee named as trustee hereunder, the Secured Parties shall be entitled to select and appoint a successor trustee hereunder by an instrument duly executed, acknowledged and recorded in the manner and form for conveyances of real estate in the State where the real estate is located. Upon the execution and acknowledgment of the appointment of a successor trustee, such successor trustee shall succeed to the Trustee named as trustee hereunder and to all of the rights, powers, duties, obligations and estate of said Trustee as trustee as if specifically named herein, provided no defect or irregularity in the resignation or removal of said Trustee or in the appointment of a successor trustee or in the execution and recording of such instrument shall affect the validity of said resignation, removal or appointment or any act or thing done by such successor trustee pursuant thereto. It shall not be required that any such appointment of a successor trustee be recorded prior to the commencement of the publication of any notice of a trustee's sale. The recording of an appointment of a successor trustee after publication of a trustee's sale hereunder is hereby authorized, and any such recording shall not affect the validity of any trustee's sale conducted thereafter. A Trustee shall not be disqualified from acting as the trustee hereunder or from performing any of the duties of the trustee, or from exercising the rights, powers and remedies herein granted, by reason of the fact that trustee is an officer employee, stockholder or subsidiary of either Secured Party, Grantor hereby expressly consenting to the Trustee acting as a trustee hereunder irrespective of the fact that such Trustee might be otherwise disqualified for any of the foregoing reasons, and that any interest which Trustee or any successor trustee or any successor shall have or may acquire in the Property encumbered hereby, shall neither interfere with nor prevent such party from acting as trustee hereunder or from purchasing said Property at said sale or sales, and all parties waive any objection to any Trustee acting as trustee hereunder having or acquiring any such interest in the Property encumbered hereby and continuing to act as trustee hereunder.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the said Grantor has executed these presents as of the day and year first above written.

                                      GRANTOR
                                      AMERICAN COMMERCIAL TERMINALS, LLC

                                      By: _________________________
                                      Printed Name:________________
                                      Title:_______________________

                                      TRUSTEE

                                      By: _________________________
                                      Printed Name:________________
                                      Title:_______________________

                                      SECURED PARTY
                                      NRG NEW ROADS HOLDINGS, LLC

                                      By: _________________________
         [SEAL]                       Printed Name:________________
                                      Title:_______________________

                                      SECURED PARTY
                                      LOUISIANA GENERATING, LLC

                                      By: _________________________
                                      Printed Name:________________
                                      Title:_______________________

STATE OF ______________________)
                               ) ss.
COUNTY OF _____________________)

      On this ______ day of ____________, 200__, before me appeared __________________________________, to me personally known, who, being by me duly sworn, did say that he/she/they is/are the manager(s)/managing member(s) of AMERICAN COMMERCIAL TERMINALS, LLC, a _____________ limited liability company, and that said instrument was signed in behalf of said limited liability company, and that said ________________________ acknowledged said instrument to be his/her/their free act and deed and the free act and deed of said limited liability company.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

(SEAL)                                         _________________________
                                                      Notary Public
My term expires _______________.

STATE OF ___________________)
                            )
COUNTY OF __________________)

      On this _______ day of ____________, 200__, before me personally appeared _____________________, to me personally known, who, being by me duly sworn, did say that he is the Trustee of ______________________________, a ______________
corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said ___________________________ acknowledged said instrument to be the free act and deed of said corporation.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

                                          ___________________________
                                                  Notary Public
My Commission Expires:

STATE OF __________________)
                           )
COUNTY OF _________________)

      On this _______ day of ____________, 200__, before me personally appeared _____________________, to me personally known, who, being by me duly sworn, did say that he/SHE/THEY is/ARE THE MANAGER(S)/MANAGING MEMBER(S) OF NRG NEW ROADS HOLDINGS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, and that said instrument was signed IN behalf of said LIMITED LIABILITY COMPANY, AND THAT SAID ________________________ acknowledged said instrument to be HIS/HER/THEIR FREE ACT AND DEED AND the free act and deed of said LIMITED LIABILITY COMPANY.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

                                            __________________________
                                                  Notary Public
My Commission Expires:

STATE OF ____________________)
                             ) ss.
COUNTY OF ___________________)

      On this ______ day of ____________, 200__, before me appeared __________________________________, to me personally known, who, being by me duly sworn, did say that he/she/they is/are the manager(s)/managing member(s) of LOUISIANA GENERATING, LLC, a Delaware limited liability company, and that said instrument was signed in behalf of said limited liability company, and that said ________________________ acknowledged said instrument to be his/her/their free act and deed and the free act and deed of said limited liability company.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

(SEAL)                                          __________________________
                                                        Notary Public
My term expires _______________.

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY

PARCEL 1:

LEGAL DESCRIPTION:

      A tract of land being Part of Block 3470 of the City of St Louis, Missouri, and described as follows:

      Beginning at a point on the Northeastern line of Hall Street, 80.00 feet wide, at the most Western corner of property conveyed to All American Redevelopment Corporation by deed recorded in Book 56M, Page 145 of the St. Louis City Records; thence along the said Northeastern Street line North 34 degrees 34 minutes 43 seconds West, 2049.40 feet to the most Southern corner of property conveyed to Smith's Terminals Corporation by Deed recorded in Book 8845, Page 100 of the St. Louis City Records; thence along the Southeastern line of said Smith's Terminals property and its direct prolongation Northeastwardly North 55 degrees 54 minutes 09 seconds East, 883.61 feet to a point, said point being radial distant Southwestwardly 15.00 feet from the centerline of Track #33 of the Burlington Northern Inc.; thence leaving said point and running Southeastwardly and parallel to said track South 28 degrees 11 minutes 04 seconds East, 43.77 feet to a point of curve; thence continuing Southeastwardly and parallel to said track along a curve to the left having a radius of 997.64 feet, an arc distance of 276.59 feet to a point of tangency; thence continuing Southeastwardly and parallel to said track South 44 degrees 04 minutes 10 seconds East, 3013.65 feet to a point of curve; thence departing from said Track #33 and running Southwardly along a curve to the right having a radius of 484.06 feet, an arc distance of 381.95 feet to a point of tangency, said curve being radial distant Westwardly 15.00 feet from the centerline of Track #217 of the Burlington Northern Inc.; thence continuing Southwardly and parallel to said track South 1 degree 08 minutes 25 seconds West, 95.33 feet to a point of curve; thence continuing Southwardly along a curve to the left having a radius of
500.05 feet, an arc distance of 259.11 feet to a point on the Northwestern line of East Prairie Avenue, 60.00 feet wide; thence along said Northwestern line South 55 degrees 52 minutes 02 seconds West, 248.70 feet to a point; thence leaving said Northwestern line of East Prairie Avenue and running North 34 degrees 12 minutes 58 seconds West, 414.42 feet and South 55 degrees 52 minutes 02 seconds West, 131.26 feet to a point, said point being radial distant Northeastwardly 15.00 feet from the centerline of Track #229 of the Burlington Northern Inc.; thence leaving said point and running Northwestwardly and parallel to said track along a curve to the left having a radius of 385.78 feet, an arc distance of 16.75 feet (the chord bearing and length of which is North 49 degrees 52 minutes 44 seconds West, 16.75 feet) to a point of tangency; thence continuing Northwestwardly and parallel to said Track North 51 degrees 07 minutes 23 seconds West, 37.38 feet to a point of

LEGAL DESCRIPTION CONTINUED:

curve; thence continuing Northwestwardly and parallel to said track along a curve to the right having a radius of 518.77 feet, an arc distance of 153.44 feet to a point of tangency, said point also being perpendicular distant Northeastwardly 15.00 feet from the center line of Track #228 of the Burlington Northern Inc.; thence Northwestwardly and parallel to said track North 34 degrees 10 minutes 33 seconds West, 348.56 feet to a point of curve; thence continuing Northwestwardly and parallel to said track along a curve to the right having a radius of 432.40 feet an arc distance of 51.56 feet to a point of tangency; thence Northwestwardly and parallel to said track North 27 degrees 20 minutes 40 seconds West, 31.58 feet to a point of curve; thence continuing Northwestwardly and parallel to said track along a curve to the left having a radius of 462.40 feet an arc distance of 55.69 feet to a point of tangency; thence Northwestwardly and parallel to said track North 34 degrees 14 minutes 40 seconds West, 792.97 feet to a point of curve; thence continuing Northwestwardly and parallel to said track along a curve to the right having a radius of 381.20 feet, an arc distance of 22.96 feet (the chord bearing and length of which is North 32 degrees 31 minutes 09 seconds West, 22.95 feet) to a point on the direct prolongation Northeastwardly of the Northwestern line of property conveyed to All American Redevelopment Corporation, as aforementioned; thence along the last mentioned line South 55 degrees 49 minutes 17 seconds West,
756.84 feet to the point of beginning and containing 69.445 acres, more or less.

      EXCEPTING THEREFROM the following described tract of land:

      Commencing at a point on the Northeastern line of Hall Street, 80.00 feet wide, at the most Western corner of property conveyed to All American Redevelopment Corporation by Deed recorded in Book 56M, Page 145 of the St. Louis City Records; thence along the Northwestern line of the last mentioned property and its direct prolongation Northeastwardly North 55 degrees 49 minutes 17 seconds East, 726.79 feet to a point, said point being radial distant 15.00 feet from the center line of Track #228 of the Burlington Northern Inc. and the point of beginning of the herein described tract of land; thence leaving said point and running Northwardly and parallel to said track along a curve to the right having a radius of 411.20 feet, an arc distance of 341.37 feet (the chord bearing and length of which is North 7 degrees 15 minutes 29 seconds West,
331.65 feet) to a point of tangency; thence Northeastwardly and parallel to said

LEGAL DESCRIPTION CONTINUED:

track North 16 degrees 31 minutes 30 seconds East, 56.66 feet to a point of curve; thence Northwestwardly and parallel to said track along a curve to the left having a radius of 381.20 feet, an arc distance of 403.15 feet to a point of tangency, said point also being perpendicular distant Southwestwardly 15.00 feet from the center line of Track #33 of the Burlington Northern Inc.; thence Southeastwardly and parallel to said track south 44 degrees 04 minutes 10 seconds East, 154.18 feet to a point; thence departing from said Track #33 and running Southwardly along a curve to the right having a radius of 411.20 feet an arc distance of 276.83 feet to a point of tangency, said curve being radial distant Westwardly 15.00 feet from the center line of Track #228, as aforementioned; thence Southwestwardly and parallel to said track south 16 degrees 31 minutes 30 seconds West, 56.66 feet to a point of curve; thence Southeastwardly and parallel to said track along a curve to the left having a radius of 381.20 feet an arc distance of 314.82 feet (the chord bearing and length of which is South 7 degrees 08 minutes 04 seconds East, 305.95 feet) to a point on the direct prolongation Northeastwardly of the Northwestern line of property conveyed to All American Redevelopment Corporation, as aforementioned; thence along the last mentioned line South 55 degrees 49 minutes 17 seconds West, 30.05 feet to the point of beginning and containing 0.482 acre, more or less.

                                   EXHIBIT B


1. Easement granted to Metropolitan St. Louis Sewer District recorded in Book 8546 Page 428.

2. Rights reserved by the City of St. Louis to forever maintain, replace and prepare all water pipes now existing in the streets and alleys vacated under provisions of Ordinance Number 16017, of the City of St. Louis, approved March 10, 1891.

3. Easement over a strip of land 60 feet wide in former Adelaide Street granted to Shell Oil Company, Incorporated according to instrument dated March 15, 1947 and recorded in Book 6610 Page 586, as amended by instrument dated November 26, 1947 and recorded in Book 6667 Page 215. 4. Easement granted to Metropolitan St. Louis Sewer District by Chicago, Burlington & Quincy Railroad Company dated February 1, 1968 for a sewer line across the Southerly 15 feet of the premises herein conveyed.

5. All other easements, if any, for sewer, water, gas, power and communications line, and drainage ditches or otherwise that are of public record or that may be discovered by an accurate engineering survey and by visual inspection of the premises herein conveyed.

6. Reservation of easements and rights according to the instrument recorded in Book 126M, Page 1277.

7.    Easement to Union Electric Company recorded in Book 154M Page 863.

PARCEL 2: Grantor's leasehold interest pursuant to that certain Lease dated as of August 17, 1976 between Burlington Northern, Inc., a Delaware corporation (as "Landlord") and ACBL Western, Inc., a Delaware corporation and predecessor in interest to Grantor (as "Tenant").

PARCEL 3: Grantor's leasehold interest pursuant to that certain Lease dated as of June 12, 1985 between the City of St. Louis, Missouri (as "Landlord") and Grantor (as "Tenant").

                                    EXHIBIT B

                    INTERCREDITOR AND SUBORDINATION AGREEMENT

                    INTERCREDITOR AND SUBORDINATION AGREEMENT

                    (to be added upon execution by creditors)

                                    EXHIBIT C

                                      LEASE

                                      LEASE

                                 BY AND BETWEEN

                        AMERICAN COMMERCIAL TERMINALS LLC

                                  ("Landlord")

                                       AND

                           NRG NEW ROADS HOLDINGS LLC

                                   ("Tenant")

                                      LEASE

ARTICLE I      Fundamental Lease Terms ...............................................................    1

ARTICLE II     Premises ..............................................................................    2

ARTICLE III    Term ..................................................................................    3

ARTICLE IV     Rent and Other Tenant Contributions ...................................................    4

ARTICLE V      Use of Premises .......................................................................    6

ARTICLE VI     Construction, Maintenance and Repairs .................................................    7

ARTICLE VII    Insurance .............................................................................    9

ARTICLE VIII   Fire and Other Casualty ..............................................................    11

ARTICLE IX     Assignment and Subletting ............................................................    11

ARTICLE X      Default and Re-Entry .................................................................    13

ARTICLE XI     Reserved for Future Use ..............................................................    14

ARTICLE XII    Eminent Domain .......................................................................    14

ARTICLE XIII   General Provisions ...................................................................    14

SIGNATURE PAGE

EXHIBIT A     Legal Description/Site Plan of Premises
EXHIBIT B     Work to be performed by Landlord

                                      LEASE

      This LEASE ("Lease") is made and entered into by and between the Landlord and Tenant.

                                   WITNESSETH:

                       ARTICLE I: FUNDAMENTAL LEASE TERMS

      1.1   (a)   DATE OF LEASE: December 10, 2004

            (b)   LANDLORD: American Commercial Terminals, LLC

                  Address:   1701 East Market Street, Jeffersonville, IN 47130

            (c)   TENANT: NRG New Roads Holdings LLC

                  Address:  112 Telly Street, New Roads, LA 70760

            (d) PREMISES: Address: 550 Hall Street, St. Louis, Missouri (as shown on the attached site plan) (See Paragraph 2.2(g).)

            (e) BASE TERM: From the Commencement Date to the date that the Transportation Contract expires or is otherwise terminated.

            (f) COMMENCEMENT DATE: The Commencement Date shall be the Effective Date (as defined in the Side Letter Agreement).

            (g) (1) MINIMUM RENT: The Minimum Rent for the period beginning on the Commencement Date and prior to the Election Date (the "PRE-ELECTION MINIMUM RENT") shall be $1.00 per year. The Minimum Rent following the Election Date (the "POST-ELECTION MINIMUM RENT") shall be Six Hundred Eighty-Four Thousand Dollars ($684,000) per year (or Fifty-Seven Thousand Dollars ($57,000) per month), as adjusted on each subsequent Rent Adjustment Date pursuant to Paragraph 1.1(g)(2). The Pre-Election Minimum Rent and the Post-Election Minimum Rent are collectively referred to herein as "MINIMUM RENT."

                (2) RENT ADJUSTMENT: Commencing on the first anniversary of the Commencement Date, and each and every anniversary date thereafter throughout the Term (hereinafter the "RENT ADJUSTMENT DATES") the Post-Election Minimum Rent as provided in paragraph (l) above shall be increased (but in no event decreased) so as to be equal to the Post-Election Minimum Rent during the month immediately preceding the then applicable Rent Adjustment Date as multiplied by a fraction, the numerator of which shall be the Consumer Price Index for that calendar month which is forty-five (45) days prior to the then applicable Rent Adjustment Date and the denominator of which shall be the Consumer Price Index for that calendar month which is one (1) year and forty-five (45) days prior to the Commencement Date, and (for all subsequent Rent Adjustment Dates) one (1) year and forty-five (45) days prior to the then applicable Rent Adjustment Date. The Consumer Price Index is hereby defined to be the index now known as the "Consumer Price Index; All Urban Consumers; U.S. City Average; All Items; 1982-1984 = 100.0, "published by the Bureau of Labor Statistics, U.S. Department of Labor. If such Index shall be discontinued or the computation and/or components thereof shall be altered, then

Landlord shall select a replacement index published by government agency or nationally recognized institution measuring the purchasing power of the United State Dollar.

                  (3) For purposes of calculating the Post-Election Minimum Rent which is to become due and owing as of and following the Election Date as set forth in subparagraph (1) above, the parties shall cause the fair market leasehold rental value of the Premises (without consideration of any otherwise customary leasehold brokerage fees, tenant credit allowances, free rent periods or other such concessions as otherwise might be customary or available in the marketplace), to be appraised pursuant to the "NAFMV" procedures set forth in
Section 3.E. of the Security Side Letter Agreement. The parties recognize that calculation of the initial amount of Post-Election Minimum Rent will not be capable of being completed or determined as of the Election Date. Accordingly, the parties further specifically acknowledge and agree that as a condition thereto, Tenant shall be required to post the Rent Deposit as further set forth at Paragraph 4.7 below.

            (h) PERMITTED USE OF PREMISES: Loading, unloading and storage of coal from PRB en route to Big Cajun II Facility as set forth in Transportation Contract.

            (i) BROKERS: None. (See Paragraph 13.20).

            (j) SECURITY DEPOSIT: None (See Paragraph 4.7).

                              ARTICLE II: PREMISES

      2.1 DESCRIPTION: Landlord hereby leases to Tenant, and Tenant leases and accepts, subject to the terms and conditions of this Lease, the Premises.

      2.2 DEFINITIONS:

      (a) "ACL" means American Commercial Lines, LLC, a Delaware limited liability company.

      (b) "ANCILLARY AGREEMENTS" means, collectively, the agreements described in the Security Side Letter Agreement as the "Ancillary Agreements."

      (c) "ELECTION DATE" means the definition given to it in Paragraph 3.2 hereof.

      (d) "LG" means Louisiana Generating, LLC, a Delaware limited liability company.

      (e) "NRGPM" means NRG Power Marketing Inc, a Delaware corporation.

      (f) "PREMISES" means the land as shown on Exhibit A and any and all structures thereon.

      (g) "SECURITY SIDE LETTER AGREEMENT" means that certain Security Side Letter Agreement by and among ACL, Landlord, American Commercial Barge Lines, LLC, LG, and Tenant, dated December 10, 2004.

      (h) "SUBORDINATION AGREEMENT" means that certain Intercreditor and Subordination Agreement dated _____________, 2004 by and among the lenders under the Tranche A Loan Agreement, the Tranche B Loan Agreement, LG, and Tenant.

      (i) "TERM" means the Base Term and all extensions thereof, if any, as set forth herein.

      (j) "TRANCHE A LOAN AGREEMENT" means the Amended and Restated Loan Agreement (Tranche A) dated as of ________________, 2004, among ACL and Landlord, together with certain of their affiliates, JPMorgan Chase Bank, as Administrative Agent, Security Trustee, and Collateral Agent, and the lenders from time to time parties thereto, as it may be amended, modified, extended, renewed, supplemented, and/or restated from time to time and at any time.

      (k) "TRANCHE B LOAN AGREEMENT" means the Amended and Restated Loan Agreement (Tranche B) dated as of ________________, 2004, among ACL and Landlord, together with certain of their affiliates, Bank of New York, as Administrative Agent, Security Trustee, and Collateral Agent, and the lenders from time to time parties thereto, as it may be amended, modified, extended, renewed, supplemented, and/or restated from time to time and at any time.

      (l) "TRANSPORTATION CONTRACT" means that certain Transportation Contract by and among the Burlington Northern and Santa Fe Railway Company, LG, and Landlord, dated as of December 10, 2004.

      (m) "TRIGGER EVENT" shall have the definition set forth in the Security Side Letter Agreement.

      2.3 QUIET ENJOYMENT. Subject to the terms and provisions of this Lease and on payment of Rent and other sums due hereunder and compliance with all of the terms and provisions of this Lease, Landlord warrants to Tenant that Tenant shall lawfully, peaceable, and quietly have, hold, occupy, and enjoy the Premises during the Term, without hindrance or ejection by Landlord or by any persons claiming under Landlord.

                                ARTICLE III: TERM

      3.1 BASE TERM: The Base Term shall begin on the Commencement Date. In the event the Commencement Date shall be a day other than the first day of the month, then the Base Term shall commence on such day, but the first Lease Year shall end on the last day of the month in which the first anniversary of the Commencement Date occurs and shall include the partial month from the Commencement Date through the end of the calendar month in which the Commencement Date occurs. Upon the written request of Landlord or Tenant, the parties shall enter into a written memorandum setting forth the Commencement Date and Lease expiration date in such form as shall be provided by Landlord.

      3.2 POSSESSION: Prior to the occurrence of a Trigger Event, Tenant shall not be permitted to occupy or possess the Premises. Upon the occurrence of a Trigger Event, Tenant shall have the exclusive right to occupy and possess the Premises, subject to the terms and conditions contained herein, without further notice to Landlord; provided, however that such right shall be deemed effectively exercised only if Tenant takes actual physical possession of the Premises within ninety (90) days after such Trigger Event, and only if Tenant is not in material default of the Transportation Contract at the time of such exercise. The date that Tenant takes possession of the Premises pursuant to this Paragraph 3.2 is the "ELECTION DATE." Tenant shall not, without the prior written consent of Landlord, be permitted to install fixtures and equipment in the Premises; provided that Tenant shall at all times be permitted (but shall not be required, except to the extent required by law or by other express provisions of this Lease) to repair or replace any existing fixtures or equipment located in the Premises as of the time of Tenant's possession of the Premises without Landlord's consent; and further provided that Tenant shall be permitted (but shall not be required, except to the extent required by law or by other express provisions of this Lease) to install fixtures and equipment in the Premises that may be reasonably required for the purposes of the parties set forth in the Transportation Contract. Any work done by Tenant shall be done in such a manner as will not interfere with the Landlord's remaining property or business operations adjacent to the Premises, and Landlord shall have no liability or responsibility for loss of, or any damage to fixtures, equipment or other property or work of Tenant so installed or placed on the Premises.

                 ARTICLE IV: RENT AND OTHER TENANT CONTRIBUTIONS

      4.1 MINIMUM RENT: Beginning on the Commencement Date and until the Election Date, Tenant shall pay Landlord the Pre-Election Minimum Rent as provided in Paragraph 1.1(g) above. On the first day of the month following the Election Date, Tenant shall pay to Landlord the Post-Election Minimum Rent for the fractional month in which the Election Date occurred on a per diem basis (calculated on the basis of the number of days in such month) until the first day of the calendar month next succeeding and shall also pay rent in advance for the upcoming month. Thereafter, the Post-Election Minimum Rent shall be paid in equal monthly installments in advance on the first day of each month during the Term in lawful money of the United States, at the address set forth in the Fundamental Lease Terms or at such other place as Landlord may designate in writing from time to time. Notwithstanding anything to the contrary, Tenant shall be permitted to hold back payments of rent in an amount equal to any claimed damages by Tenant or its affiliates, but only to the extent and subject to the terms set forth in Section 4 of the Security Side Letter Agreement and such holdback shall not be deemed to be a default under this Lease. The foregoing shall not in any way be deemed to limit or impair any ability to contest the validity or amount of any such claimed damages.

      4.2 LEASE YEAR: "Lease Year" shall mean the twelve (12) month period beginning on the first day of the first full month immediately following the Commencement Date, and each successive twelve (12) month period thereafter. If the Commencement Date is on a day other than the first day of a calendar month, the first Lease Year shall include the period from the Commencement Date through the end of the calendar month in which the Commencement Date occurs.

      4.3 PARTIAL YEAR: "Partial Year" shall mean any period beginning on the first day of any Lease Year and ending, by reason of the expiration or termination of this Lease, prior to the end of such Lease Year.

      4.4 TAXES: (a) "Taxes" shall mean all real estate taxes and ad valorem taxes and levies, including any and all general or special assessments which may accrue or be levied or assessed by any lawful authority for each calendar year during the Term, including those assessed against the land and/or buildings comprising the Premises. Beginning with the Election Date and throughout the balance of the Term, Tenant shall pay to Landlord all Taxes for the Premises; provided, however that if either (i) Landlord shall have become insolvent, shall have made an assignment for the benefit of, or "bulk sale" of assets to, creditors, shall have made a transfer in fraud of creditors, applied for or consented to the appointment of a receiver of itself or of the whole or any substantial part of its property, or shall have filed a petition or filed an answer under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof; or (ii) a court of competent jurisdiction shall have entered an order, judgment or decree adjudicating Landlord a bankrupt, or appointing a receiver of Landlord, or of the whole or any substantial part of its property, without the consent of Landlord, or approving a petition filed against Landlord seeking reorganization or arrangement of Landlord under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof (any of such actions described in (i) or (ii) above being referred to herein as a "Landlord Bankruptcy"), then Tenant shall be permitted to make all payments of Taxes directly to the respective taxing authority as and when such payments are due. If the Premises or any part thereof shall hereafter ever not be separately assessed for Tax purposes, Tenant shall be required to pay its "Pro Rata Share" of Taxes, and following a Landlord Bankruptcy, Tenant may, but shall not be required to, pay all of the Taxes for the entire tax parcel of which the Premises are a part and may set-off such additional payment as permitted under Paragraph 4.1. For purposes hereof, the term "Pro Rata Share" shall mean a fraction, the numerator of which equals the total number of square feet constituting the Premises, and the denominator of which equals the total number of square feet constituting the tax parcel of which the Premises is a part. In the event any tax shall be assessed upon the Rent, Tenant shall pay said tax to Landlord as additional Rent. If Landlord shall elect to contest any proposed increase in Taxes, any expense incurred in such contest, including reasonable attorneys' fees or appraisers' fees shall be considered as tax expenses under the terms of this paragraph and Tenant shall be responsible for payment thereof. If Landlord shall not elect to contest any proposed increase in Taxes, Tenant may, upon receiving Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, proceed to contest such increase by appropriate legal proceedings conducted promptly and diligently, utilizing Tenant's own counsel and at Tenant's sole cost and expense. Tenant specifically acknowledges and agrees that Landlord's consent may be conditioned upon Tenant's payment into escrow of such amount of Taxes as are claimed to be due, or in lieu thereof to post such security or bond, all as may be required by law in order to avoid the imposition of any penalties or excess charges, and so as not to jeopardize in any way Landlord's ownership of or title to the Premises. Tenant hereby agrees to indemnify and hold Landlord harmless from any cost, expense (including attorney's fees) or any liability Landlord may suffer or incur arising out of such contest. If the method of taxation applicable to rental property shall be adjusted or modified, a modification agreement with respect to this paragraph shall be entered into to apply the principle hereof to said revised tax system. Tenant's obligations hereunder shall be prorated during the first and last Lease Years based on the number of months of the Term hereof falling within such years.

      (b) In addition to the payment of Taxes as provided above, Tenant shall pay before delinquency all municipal, county or state taxes, levies and fees of every kind and nature, including, but not limited to, general or special assessments assessed during the Term against any personal property of any kind, owned by or placed in, upon or about the Premises by Tenant, and taxes assessed on the basis of Tenant's occupancy thereof, including, but not limited to, taxes measured by rents or other amounts due from Tenant hereunder.

      4.5 INSURANCE: -- See Article VII below.

      4.6 MONTHLY ESCROW AND ANNUAL RECONCILIATION: Following the Election Date, Tenant shall pay to Landlord or its successor on the first day of each month of the Term in advance such amount as Landlord shall estimate shall be equal to 1/12th of the cost of utilities, insurance premiums or Taxes for the Premises for the ensuing year at the time and place provided for the payment of Rent; provided, however that Tenant shall have no further obligation to pay such escrow amounts after a Landlord Bankruptcy (provided further that Tenant is then directly paying all such amounts due on a timely basis directly to the utility service providers, insurance companies and taxing authorities). Upon receipt of the tax bills and insurance premiums, Landlord shall compute the share of said bills due from Tenant and a summary shall be furnished to Tenant reflecting the actual amount due. If the amounts paid by Tenant during the preceding period shall be in excess of the actual costs, the excess shall be credited against the next ensuing tax payment due from Tenant; if the amount paid by Tenant shall be less than the actual cost, then Tenant shall pay the remaining balance within ten (10) days after such notice is furnished. The notice furnished Tenant shall also include a computation of the estimated sums that will be due from Tenant each month for the ensuing year and the monthly payments to be made as aforesaid shall be adjusted accordingly for the ensuing period.

      4.7 RENT DEPOSIT: INTENTIONALLY DELETED

      4.8 PAYMENT OF CHARGES: All Rent and other charges to be paid by Tenant shall be paid as provided in this Lease without any set-off or deduction whatsoever (excepting only as may be specifically set forth above at Paragraph 4.1) and the non-payment of any item when due (or with the monthly payments if not otherwise provided for herein) shall constitute a default under this Lease.

      4.9 LATE CHARGE: Rent (hereby defined to mean annual and monthly payments of Minimum Rent and reimbursements for taxes, insurance and all other charges required to be paid by Tenant to Landlord) in arrears five (5) days after the same is due shall bear interest at the annual rate (the "Default Rate") equal to the lesser of (i) the highest lawful rate, or (ii) twelve percent (12%). This provision shall not affect the right of Landlord to declare Tenant in default of this Lease for the failure to pay any sums when due.

                           ARTICLE V: USE OF PREMISES

      5.1 TENANT'S USE: The Premises shall be used and occupied by Tenant solely for the Permitted Use and for no other purpose without Landlord's prior written consent. Tenant shall at its expense, comply with all now existing or hereafter enacted laws, rules, orders, ordinances and regulations of federal, state, county and municipal authorities, including, but not limited to, the Americans with Disabilities Act of 1990, as amended. Tenant shall also comply with all encumbrances affecting the Premises. Tenant shall not commit waste in the Premises.

      5.2 UTILITIES: Tenant shall make application for, obtain and timely pay for Tenant's requirements of electric current, gas, sewer, heat, water and all other utilities and all taxes or charges on such utility services which are used on or attributable to the Premises. If Landlord shall elect to supply any utilities, then Tenant shall pay to Landlord the cost of its utility consumption, along with the cost of installing separate metering devices. In no event shall Landlord be liable for any interruption or failure in the supply of any utilities to the Premises.

      5.3 SIGNS: Tenant shall not erect, install or maintain any sign, advertising or display matter on any exterior door, wall or window of the Premises, or on any other part of the Premises which is visible to public view outside the Premises without the prior written approval of Landlord.

                ARTICLE VI: CONSTRUCTION, MAINTENANCE AND REPAIRS

      6.1 INITIAL CONSTRUCTION: LANDLORD'S WORK IS LIMITED TO THOSE ITEMS SET FORTH ON EXHIBIT B HERETO, IF ANY, AND EXCEPT AS OTHERWISE SET FORTH ON EXHIBIT B, TENANT ACKNOWLEDGES AND AGREES THAT IT ACCEPTS AND TAKES POSSESSION OF THE PREMISES IN "AS IS" CONDITION. LANDLORD HAS NOT MADE AND HEREBY DISCLAIMS ALL WARRANTIES AND/OR REPRESENTATIONS, EXPRESS OR IMPLIED, REGARDING THE PREMISES AND THE CONDITION, HABITABILITY OR FITNESS THEREOF FOR ANY USE OR PURPOSE WHATSOEVER AND ANY REPRESENTATION OR WARRANTY IMPOSED BY OPERATION OF LAW, COURSE OF DEALING, CUSTOM, PRACTICE OR OTHERWISE.

      6.2 TENANT'S DUTY TO REPAIR:

      (a) Tenant shall keep and maintain in good order, condition and repair (including any replacement and restoration as is required for that purpose) the Premises and every part thereof and any and all appurtenances thereto wherever located, including, but without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, all plumbing and sewage facilities within the

Premises including free flow up to the main sewer line, the roof, gutters, downspouts, landscaping, fixtures, heating and air conditioning and electrical systems serving the Premises (whether or not located in the Premises), sprinkler systems, all walls, including structural members, floors, foundation and ceilings, the parking lot, drive lanes, curb cuts, sidewalks, lighting, meters applicable to the Premises, and all installations made by Tenant, and repairs required to be made in the Premises due to burglary of the Premises or other illegal entry into the Premises or any damage to the Premises caused by a strike involving Tenant or its employees. Notwithstanding anything to the contrary, Tenant's foregoing obligation to keep and maintain the Premises is subject to normal wear and tear and further, Tenant shall have no obligation to keep or maintain the Premises in any better condition or repair than the condition of the Premises as it exists on the Election Date. Tenant shall arrange and pay for the removal of all snow and trash from the Premises. Tenant shall enter into and maintain, at its sole cost and expense, a service agreement with a reputable contractor, the terms of which shall begin on the Election Date shall continue throughout the Term, and shall expire at the end of the Term, wherein the said contractor shall make periodic service inspections and necessary repairs to the heating and air conditioning systems servicing the Premises at least quarterly.

      (b) Tenant shall keep and maintain the Premises in a clean, sanitary and safe condition and in accordance with all directions, rules and regulations of the proper officials of the governmental agencies having jurisdiction, at the sole cost and expense of Tenant, and Tenant shall comply with all requirements of law, by statute, ordinance or otherwise, affecting the Premises and all appurtenances thereto.

      (c) If Tenant shall be in default under this Paragraph 6.2, Landlord and its agents and contractors shall have the right, but not the obligation, to cure such default on behalf of Tenant, in which event Tenant shall reimburse Landlord, on demand, for all sums paid by Landlord to effect such cure, plus interest thereon at the Default Rate from the date of expenditure by Landlord until the date of reimbursement by Tenant.

      6.3 SURRENDER OF PREMISES: Upon the expiration or termination of this Lease, Tenant shall deliver the Premises in broom clean condition (subject to the removals hereinafter required), reasonable wear and tear and casualty excepted, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of all combinations for locks, safes and vaults, if any, in the Premises. Tenant, during the last thirty (30) days of the Term, and in any event prior to the expiration or termination thereof, shall remove all of its trade fixtures, and, to the extent required by Landlord by written notice, any other installations, alterations or improvements made by or on behalf of Tenant without Landlord's prior approval, before surrendering the Premises as aforesaid and shall repair any damage to the Premises caused thereby. At such time, Tenant shall also effect repairs and remove its exterior signs as provided in Paragraph 5.3 hereof. In the event this Lease is terminated because of Tenant's default hereunder, Tenant shall not be permitted to remove any of its trade fixtures or property without the prior written consent of Landlord, which consent may be withheld by Landlord in its sole discretion. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease Term. Any items remaining in the Premises on the expiration or termination date of this Lease shall be deemed abandoned for all purposes and shall, at Landlord's option exercised by written notice to Tenant, become the property of Landlord and the latter may dispose of the same at Tenant's expense without liability of any type or nature, provided that Tenant has not removed said fixtures or equipment within ten (10) days from the date of such notice.

      6.4 TENANT'S ALTERATIONS: Tenant shall not make any alterations, additions, changes or improvements to the Premises (except for repairs in accordance with Paragraph 6.2), nor shall Tenant install any fixtures or equipment in the Premises without, in each instance, the prior written approval of Landlord, which approval of Landlord shall not be unreasonably withheld. All such work shall be done in a good and workmanlike manner using only good grades of material, and shall comply with all applicable laws of every governmental authority having jurisdiction over the Premises at the time such work is performed and thereafter, and shall be diligently prosecuted through completion. Any trade fixtures or equipment installed by Tenant to operate its business shall be of first-class quality and workmanship.

      6.5 MECHANIC'S LIENS: If Tenant makes any alterations or improvements in the Premises, Tenant shall pay for same when made. Nothing in the Lease shall be construed to authorize Tenant or any person dealing with or under Tenant, to charge the Rents, or the Premises, or the interest of Landlord in the Premises or any person under or through whom Landlord has acquired its interest in the estate of the Premises, with a mechanic's lien or encumbrance of any kind, and under no circumstances shall Tenant be construed to be the agent, employee or representative of Landlord in the making of any such alterations or improvements to the Premises, but, to the contrary, the right or power to charge any lien, claim or encumbrance of any kind against the Rent or the Premises is denied. Landlord shall have the right, but not the obligation, to notify all persons or entities supplying labor or materials for Tenant to the Premises that such work is for the exclusive benefit of Tenant in order to notify the provider thereof that Landlord's interest in the Premises is not subject to impression of a lien with respect thereto. So long as the laws of the State in which the Premises is located shall provide for the filing of a statutory bond to eliminate the attachment of mechanic's or materialmen's liens to real estate, Tenant shall require that its contractor or itself shall take such steps as are provided by law for the filing of said statutory bond prior to the initiation of any construction. If a mechanic's or materialmen's lien is threatened by any contractor, or in the event of the filing of a notice of any such lien, Tenant shall promptly pay same and take steps immediately to have the same removed. If the same is not removed within ten (10) days from the date of written notice from Landlord, Landlord shall have the right, at Landlord's option, of paying the same or any portion thereof and the amounts so paid, including attorneys' fees and expenses associated therewith and interest at the Default Rate on any sums and expenses paid or advanced from the date of expenditure by Landlord until the date of reimbursement by Tenant, shall be deemed to be additional rent due from Tenant to Landlord and shall be paid to Landlord immediately upon rendition to Tenant of a bill for same. Tenant shall indemnify and save harmless Landlord from and against all losses, claims, damages, costs and expenses suffered by Landlord by reason of any repairs, installations or improvements made by Tenant.

      6.6 EMERGENCY LIGHTING: If any governmental regulations from time to time shall require emergency lighting to be installed in the Premises, the installation and the maintenance of the same, including providing of battery power, shall be the responsibility of Tenant.

      6.7 ROOF: Tenant shall not cause or permit accumulation of any debris or extraneous matter on the roof of the Premises, will not in any manner cut or drive nails into or otherwise mutilate the roof of the Premises and shall be responsible for any damage caused to the roof by Tenant, its agents, servants, employees or contractors.

                             ARTICLE VII: INSURANCE

      7.1 INDEMNIFICATION: Tenant shall protect, defend, indemnify and save Landlord, Landlord's lenders having a secured interest in the Premises ("Landlord's Lender") and their respective officers, shareholders, members, partners, employees and agents harmless from and against any and all liability and expense of any kind arising from injuries or damages to persons or property on the Premises or arising out of or resulting in any way from (i) any act or omission of Tenant, its agents, employees, contractors, licensees or invitees during the Term; (ii) any breach or default in the performance of any obligation of Tenant; (iii) the use of the Premises by Tenant's or Tenant's agents, employees, contractors or invitees; and (iv) out of or on account of any occurrence in, upon, at or from the Premises, excepting only any liability arising out of the gross negligence of Landlord, its officers, shareholders, members, partners, employees or agents.

      7.2 NOTICE OF CLAIM OR SUIT: Tenant shall promptly notify Landlord and Landlord's Lender of any claim, action, proceeding or suit instituted or threatened against Landlord, Tenant or Landlord's Lender. Landlord shall promptly notify Tenant of any claim, action, proceeding or suit instituted or threatened against Tenant of which Landlord has knowledge. If Landlord or Landlord's Lender is made a party to any action against which Tenant has agreed to indemnify Landlord or Landlord's Lender, then Tenant shall pay all costs and shall provide counsel reasonably acceptable to Landlord, and/or Landlord's Lender, as the case may be, in such litigation or shall pay at the indemnified party's option the attorney fees and costs incurred in connection with said litigation by Landlord or Landlord's Lender.

      7.3 FIXTURES: Prior to the Election Date, Landlord shall obtain and maintain in full force and effect throughout the entire Term, insurance covering all of the building, structures, fixtures, improvements and land constituting the Premises, and also covering trade fixtures, merchandise and personal property from time to time located in or upon the Premises, all to the extent necessary to allow for the continuing performance of its obligations under the Transportation Contract, in an amount not less than one hundred percent (100%) of their full replacement cost from time to time during the Term providing protection against any peril included within the classification "All Risk" coverage, including "special perils", together with insurance against sprinkler leakage (if the Premises are sprinklered), vandalism and malicious mischief. Notwithstanding anything to the contrary, for the period in which either the Tranche A Loan Agreement or the Tranche B Loan Agreement remains in effect, Landlord shall be deemed to have fulfilled the requirement for insurance set forth in this Paragraph 7.3 if it maintains the level and amount of casualty insurance required under the applicable loan agreement(s). From and after the Election Date, Tenant shall obtain and maintain in full force and effect throughout the entire Term, insurance covering all of the building, structures, fixtures, improvements and land constituting the Premises, with Landlord and Landlord's Lender named as additional insureds as their interests may appear, and also covering trade fixtures, merchandise and personal property from time to time located in or upon the Premises, all in an amount not less than one hundred percent (100%) of their full replacement cost from time to time during the Term providing protection against any peril included within the classification "All Risk" coverage, including "special perils", together with insurance against sprinkler leakage (if the Premises are sprinklered), vandalism and malicious mischief. Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Article VIII, in which event the terms of Article VIII hereof shall control. If there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord shall be conclusive.

      7.4 LIABILITY INSURANCE: Tenant shall maintain at its expense at all times during the Term liability insurance protecting and indemnifying Landlord, Landlord's Lender and Landlord's property manager and naming Landlord, Landlord's Lender and Landlord's property manager as additional insureds in an amount not less than $1,000,000.00 per person and $3,000,000.00 per accident for injuries or damages to persons and covering Tenant's indemnification obligation set forth in Paragraph 7.1, and not less than $1,000,000.00 for damage or destruction of property.

      7.5 FAILURE TO PROCURE INSURANCE: If either party shall fail to procure insurance required under this Article and fail to maintain the same in force continuously during the Term, the other party shall be entitled to procure the same and such defaulting party shall immediately reimburse the procuring party for such premium expense, plus interest thereon at the Default Rate from the date of expenditure by the procuring party until the date of reimbursement by the defaulting party.

      7.6 PROPERTY OF TENANT: All property owned, leased or held by Tenant in, on or about the Premises shall be at the sole risk and hazard of Tenant. Tenant shall have the right to use all the equipment of the Landlord located on the Premises. Landlord shall not be liable or responsible for (and Tenant hereby releases Landlord from) any loss of or damage to Tenant, or anyone claiming under or through Tenant, or otherwise, whether caused by or resulting from a peril required to be insured hereunder, or from water, steam, gas, leakage, plumbing, electricity or electrical apparatus, pipe or apparatus of any kind, the elements or other similar or dissimilar causes (excepting only any loss or damage cause by the gross negligence of Landlord, its officers, shareholder, member, partners, employees or agents), and whether or not originating in the Premises or elsewhere.

      7.7 POLICY FORM OF TENANT'S INSURANCE: All policies of insurance provided for herein shall be issued by insurance companies with a general policyholder's rating of not less than A and a financial rating of not less than A-XII as rated in the most current available "Best's" insurance reports, and qualified to do business in the State where the Premises is located, which policies shall be for the mutual and joint benefit and protection of Landlord, Landlord's Lender and Tenant. Executed copies of such policies of insurance or certificates thereof shall be delivered to Landlord prior to entry upon the Premises by Tenant, and renewal policies or certificates shall be delivered to Landlord within thirty
(30) days prior to the expiration of the term of each such policy and upon request of Landlord at any time during the Term. All public liability, property damage and other casualty policies shall contain a provision that Landlord and Landlord's Lender shall be entitled to recovery under said policies, notwithstanding their being named as additional insureds thereunder. Tenant's insurance policies shall contain an endorsement that such insurance may not be cancelled or amended except upon thirty (30) days' prior written notice from the insurance company to Landlord, sent by certified or registered mail. As often as any such policies shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent and if Tenant shall fail to do so, Landlord may procure and maintain such policies at Tenant's cost and expense. All public liability, property damage and other casualty policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry. All insurance policies procured pursuant to the terms hereof shall provide that all insurance proceeds shall be paid to Landlord to be disbursed pursuant to the terms of this Lease. All insurance coverages hereunder shall be in effect as of the earlier of the Election Date, the date on which Tenant takes possession of the Premises or the date on which Tenant first enters the Premises.

      7.8 MUTUAL WAIVER OF SUBROGATION: Landlord and Tenant hereby waive the rights each may have against the other on account of any loss or damage occasioned to the property of Landlord or Tenant, the Premises or its contents, arising from any risk required to be insured against by Landlord or Tenant pursuant to the provisions of this Lease (whether or not such insurance is actually carried), and the parties each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that it may have against Landlord or Tenant, as the case may be.

                      ARTICLE VIII: FIRE OR OTHER CASUALTY

      8.1 If the Premises shall be partially damaged by fire or other casualty insured under the insurance policies described in Article VII, then upon Landlord's receipt of the insurance proceeds, Landlord shall, except as otherwise provided herein, repair and restore the same to the extent required to return the Premises to the condition in which the same were initially delivered to Tenant by Landlord; limited, however, to the extent of the insurance proceeds received in hand by Landlord therefor. If by reason of such occurrence: (a) the Premises are damaged in whole or in part during the last year of the Term (or at any time during any renewal term); or (c) the building within the Premises is damaged to an extent that the same cannot be restored within six (6) months from the date of the casualty, then in any of such events, Landlord may elect either to repair the damage as aforesaid, or terminate this Lease by written notice of termination given to Tenant within one hundred eighty (180) days after the date of such occurrence, and thereupon this Lease shall terminate with the same force and effect as though the date set forth in Landlord's said notice were the date herein fixed for the expiration of the Term and Tenant shall immediately vacate and surrender the Premises to Landlord. Upon the termination of this Lease as aforesaid, Tenant's liability for the Rent shall cease as of the earlier of (a) the effective date of the termination of this Lease, or (b) if the Premises is rendered unfit for occupancy for the purposes permitted under this Lease on account of such casualty, as of the date Tenant vacates the Premises as a result thereof. Unless this Lease is terminated by Landlord as aforesaid, this Lease shall remain in full force and effect, and (a) Landlord shall restore the building to the condition in which it existed as of the Election Date; and (b) Tenant shall repair, restore or replace Tenant's improvements, trade fixtures and contents in the Premises and all other work done to the Premises by Tenant in a manner and to at least a condition equal to that existing prior to their damage or destruction, and the proceeds of all insurance carried by Tenant on said property shall be held in trust by Landlord for the purpose of such repair, restoration or replacement.

                      ARTICLE IX: ASSIGNMENT AND SUBLETTING

      9.1 TENANT ASSIGNMENT: (a) Tenant shall not assign, transfer or encumber this Lease or sublet or allow any other tenant to come in, with or under Tenant without Landlord's prior written consent. "Control" shall mean, the ownership, directly or indirectly, of stock possessing, or the right to exercise, fifty percent (50%) of the total combined voting power of all classes of the controlled corporation's stock issued, outstanding and entitled to vote for the election of directors. Notwithstanding anything to the contrary, Tenant shall be permitted to assign this Lease to (i) any successor or assign of Tenant's interest in the Transportation Contract or (ii) an "Affiliate" of Tenant. As used herein, an "Affiliate" of Tenant is any person or entity that Controls, is Controlled by, or is under common Control with, Tenant.

      (b) If Tenant desires the consent of Landlord to sublease or assign, Tenant shall submit the sublease or assignment to Landlord, together with the following documents: (i) a complete financial statement of the subtenant or assignee with an authorization to verify the same; (ii) a declaration by the subtenant or assignee as to the type of business to be carried out and the number of employees to occupy the Premises; and (iii) proof of payment of all leasing commissions, if applicable. In addition, the assignee shall agree in writing (a copy of which shall be delivered to Landlord) to assume all of Tenant's obligations under this Lease. In the event the then current tenant of the Premises is merged into another business entity, in order for such successor to succeed to the rights of Tenant hereunder, the surviving entity must, in addition to complying with all of the requirements of this Article, agree in writing with Landlord to be bound to the terms of this Lease and to be liable for all past and future obligations of Tenant hereunder.

      (c) Landlord shall have twenty (20) days after receipt of such notice and supporting data to adopt one of the following alternatives: (i) to approve the proposed assignment, transfer, merger or subletting (or stock sale or transfer where applicable), in which case Tenant shall continue to be liable along with the said assignee for the fulfillment of all Tenant's obligations hereunder; or
(ii) to disapprove the same in which case this Lease shall continue in full force and effect with Tenant continuing to occupy the Premises under the terms hereof.

      Landlord's consent to any proposed assignment or subletting shall not be deemed to have been unreasonably withheld if (by way of example and not as a limitation): (a) the use of the proposed assignee or subtenant (i) would violate any restrictive covenant or encumbrance then in effect and affecting the Premises, (ii) is inconsistent with the use of the Premises permitted under this Lease, or (iii) would adversely affect the reputation of or be incompatible with the types of use then in existence at any portion of the adjoining property owned by Landlord; or (b) the proposed assignee or subtenant (i) is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under this Lease, (ii) is of a character or reputation which is not consistent with the tenants at the adjoining property owned by Landlord; or (iii) is negotiating (or within the prior nine (9) month period has negotiated) with Landlord for alternative space owned by Landlord.

      (d) Consent of Landlord to one assignment or subletting of the Premises shall not constitute a waiver of Landlord's rights hereunder. Tenant shall not assign or sublet the Premises or any portion thereof for any use which will violate any encumbrance affecting the Premises. Any assignment or subletting, notwithstanding the consent of the Landlord, shall not in any manner release Tenant herein from its continued liability for the performance of the provisions of this Lease and any amendments or modifications thereto. The acceptance of any Rent payments by Landlord from any alleged assignee shall not constitute approval by Landlord of any subletting or of the assignment of this Lease.

      9.2 LEGAL FEES: If Landlord shall not exercise its right to terminate this Lease as set forth in Paragraph 9.1 hereof, then such consent to sublease or assignment shall be effectuated by a legal document in form and substance satisfactory to Landlord. In such event, Landlord shall be fully reimbursed by Tenant for legal fees incurred by Landlord with respect to said assignment or sublease as a condition precedent to the effectiveness of such sublease or assignment.

                         ARTICLE X: DEFAULT AND RE-ENTRY

      10.1 DEFAULT: The following events shall be deemed to be events of default by Tenant under this Lease: (a) If Tenant shall fail to make any payment of Rent within ten (10) days after the same shall become due; or (b) if Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of Rent, and shall not cure such failure within ten (10) days after written notice thereof to Tenant (or such longer period as is expressly set forth herein or in Landlord's written notice); or (c) if Tenant shall desert, abandon or vacate any substantial portion of the Premises or close Tenant's business for ten (10) days or longer; or (d) if Tenant violates any provision of this Lease of which Landlord has previously notified Tenant more than once in any Lease Year.

      10.2 REMEDIES OF LANDLORD: Upon the occurrence of any such event of default, Landlord shall have the option to pursue any one or more of the following remedies (as well as any other remedies provided by law or equity) without any notice or demand whatsoever:

      10.2.1 Enter upon and take possession of the Premises without terminating this Lease and without relieving Tenant of its obligation to make the payments of Rent herein reserved, and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof and any personal property or trade fixtures located therein, and change or alter the locks and other security devices, without notice to Tenant and relet the Premises on behalf of Tenant, at any rental readily obtainable, and receive the rent therefor. Landlord shall have no obligation to furnish a new key to Tenant unless and until tenant cures all existing defaults and delivers to Landlord additional security satisfactory to Landlord to secure Tenant's performance of its obligations under this Lease. In such event, Tenant shall pay to Landlord on demand the expenses of such reletting (as described in Paragraph 10.2.2 hereof), and any deficiency which may arise by reason of such reletting for the remainder of the Term.

Tenant shall not be entitled to any excess obtained by Landlord in reletting over the Rent. Landlord can bring separate actions from time to time against Tenant to collect rent due and owing.

      10.2.2 Terminate this Lease forthwith. In the event of such termination, Tenant shall immediately surrender the Premises to Landlord and if Tenant fails to do so, Landlord may enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, and any personal property or trade fixtures located therein. In the event of the termination of this Lease as provided herein, Tenant shall pay to Landlord, on demand, the expenses of such reletting (including all repairs, tenant finish, improvements, brokers' and attorneys' fees and all loss or damage which Landlord may sustain by reason of such re-entry and reletting) plus an amount equal to the difference between the Rent provided for herein and the amount of Rent received by Landlord from the subsequent reletting of the Premises, for the period which would otherwise constitute the balance of the Term, which amount shall be considered accelerated and immediately due and payable, (discounted at the prime rate then in effect) per year) in full by Tenant to Landlord.

      10.2.3 Cure any default of Tenant hereunder and Tenant shall immediately reimburse Landlord for the cost thereof plus interest thereon at the Default Rate from the date of expenditure by Landlord until the date of reimbursement by Tenant.

                       ARTICLE XI: RESERVED FOR FUTURE USE

                           ARTICLE XII: EMINENT DOMAIN

      12.1 If, prior to the Election Date, the Premises or any part thereof shall be acquired under threat of eminent domain or condemned by eminent domain (a "Taking"), then Tenant shall not be entitled to any part of the award as damages or otherwise for such Taking and Landlord shall receive the full amount of such award, Tenant hereby expressly waiving any right or claim to any part thereof; except that Tenant shall be entitled to receive and retain any amounts which may be specifically awarded to it in such condemnation proceedings because of the taking of its trade fixtures and improvements made and paid for by Tenant provided that such award is made separately to Tenant by the condemning authority without reduction of the award otherwise due to Landlord hereunder. In the event of the termination of this Lease as aforesaid, neither Landlord or Tenant shall have any claim against the other hereunder for the value of any unexpired portion of the Term and Tenant shall have no right or claim to any part of the award on account thereof.

      12.2 If, following the Election Date, the Premises or any part thereof shall be acquired by a Taking, then the following provisions shall be controlling:

      (a) If all of the Premises shall be acquired by a Taking then and in that event the Term shall terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired Term on the condition that Tenant may pursue a claim for (i) the value of any unexpired portion of the Term and (ii) the value of any taking of its trade fixtures or improvements made and paid for by Tenant at its own expense.

      (b) If part of the Premises shall be acquired by a Taking that does not materially affect Tenant's use of the Premises, then Landlord shall elect to restore the Premises to a condition comparable to its condition at the time of the Taking less the portion taken, and this Lease shall thereafter continue in full force and effect. The term "Taking" as used in this Article XII shall include any voluntary conveyance in lieu thereof. Landlord's restoration obligation in clause (i) above shall be limited to such repair as is necessary to put the remaining portion of the Premises in the same condition as when possession was initially delivered by Landlord to Tenant, reasonable wear and tear excepted, upon commencement of the Term, and in no event shall Landlord be required to expend in connection with such restoration more than the amount of any condemnation award actually received by Landlord and allocated by Landlord to the Premises. If this Lease is not terminated, Tenant shall, at Tenant's expense, perform any other work required to utilize the Premises and Tenant shall restore, repair or replace its stock in trade, fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed, Tenant shall promptly reopen the Premises for business.

                        ARTICLE XIII: GENERAL PROVISIONS

      13.1 LANDLORD'S RIGHT OF ENTRY: Notwithstanding anything herein to the contrary, the parties specifically acknowledge and agree that Landlord shall retain the full and exclusive right to occupy, enjoy and use the Premises prior to the Election Date. Thereafter, Landlord reserves the right at all reasonable times during the Term for Landlord or Landlord's agents to enter the Premises for the purpose of inspecting and examining the same, and, with prior notice and during normal business hours, to show the same to prospective purchasers or tenants, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable (it being agreed upon between the parties that in the event of an emergency, Landlord may enter at any time and without prior notice). If Tenant shall not be personally present to open and permit an entry into said Premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, (or in the event of an emergency, may forcibly enter the same), without rendering Landlord or such agents liable therefore, and without in any manner affecting the obligations and covenants of Tenant set forth in this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance, safety or repair of the Premises or any part thereof, except as otherwise specifically provided in this Lease.

      13.2 WAIVER: No failure to exercise, nor any delay in exercising any right, power or remedy hereunder by Landlord shall operate as a waiver thereof, nor shall any single or partial exercise by Landlord of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right. Waiver by Landlord of any default, breach or failure of Tenant under this Lease shall not be construed as a waiver of any subsequent or different default, breach or failure. In the case of a breach by Tenant of any of the covenants or undertakings of Tenant, Landlord nevertheless may accept from Tenant any payment or payments hereunder without in any way waiving Landlord's rights with respect thereto as herein provided or any rights or remedies available at law or in equity by reason of any other breach or lapse which was in existence at the time such payment or payments were accepted by Landlord.

      13.3 TRADE FIXTURES: Prior to the expiration or sooner termination of the Term, provided Tenant is not in default, Tenant shall have the right to remove any trade fixtures installed and paid for by Tenant on the Premises, provided Tenant shall repair any damage to the Premises caused by such removal (including, without limitation, patching and painting any surface to which the same was attached).

      13.4 SUBORDINATION: Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter encumbering the Premises, and to any renewals, refinancing, extensions and replacements thereof. Tenant specifically acknowledges and agrees to the presence and terms of that certain Intercreditor Agreement between it and the lenders under the Tranche A Loan Agreement and the Tranche B Loan Agreement, and that in the event of any conflict between it and the terms hereof, the terms of said Intercreditor Agreement shall control. Subject thereto, Landlord and Tenant agree that this Lease shall be subordinate as hereinabove described, and that if any purchaser by a foreclosure sale or by deed in lieu of foreclosure becomes the owner of the Premises, Tenant will attorn to and recognize such entity as Landlord hereunder should Landlord so request such attornment; provided that such subordination and agreement to attorn are conditioned on the agreement by any lender or purchaser of the Premises that it will not disturb Tenant or Tenant's rights hereunder for so long as Tenant complies with the terms and conditions of this Lease. This subordination shall be self-operative and no further instrument of subordination shall be required in order for the same to be effective. Upon the request of Landlord, however, in confirmation of this subordination, Tenant shall execute and promptly deliver any document that confirms and ratifies the terms of this Paragraph 13.4 that Landlord or any mortgagee may require. Any mortgagee shall have the right at any time to subordinate such mortgage, deed of trust lien or other lien to this Lease. Tenant agrees to give any mortgagee and/or deed of trust holder, by certified mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases or otherwise) of the address of such mortgagee and/or deed of trust holder. Notwithstanding anything, to the extent that the terms of the Subordination Agreement conflict with the terms of this paragraph, the terms of the Subordination Agreement shall control.

      13.5 NOTICES: All notices by either party to the other shall be made by:
(a) depositing such notice in the certified mail of the United States of America (and such notice shall be deemed to have been served on the date of delivery or first attempt to deliver as shown on the return receipt card); or (b) by a reputable overnight courier service providing proof of delivery and acknowledgement of receipt (in which case notice shall be deemed to have been given on the first business day after the date delivered by such service); or
(c) by personal delivery (in which event, notice shall be deemed to have been given as of the date of personal delivery with acknowledgment of receipt). All notices to the Landlord shall be made at the address set forth in the Fundamental Lease Terms, or at such other address as Landlord may from time to time designate in writing to Tenant, and all notices to Tenant shall be made at the address set forth in the Fundamental Lease Terms, or at such other address as Tenant may from time to time designate in writing to Landlord.

      13.6 AMENDMENT: Oral agreements shall be without force and effect. All amendments to this Lease shall be in writing executed by the parties or their respective successors in interest.

      13.7 SECURITY INTEREST: This paragraph intentionally deleted.

      13.8 HOLDING OVER: Should Tenant remain in possession of the Premises after the expiration or sooner termination of the Term without the consent of Landlord, such holding over shall, in the absence of a written agreement to the contrary, be deemed to have created and be construed to be a tenancy at sufferance terminable without notice of any kind in accordance with law, subject to all of the terms, covenants and conditions of this Lease insofar as the same may be applicable to such a tenancy, except that Tenant shall pay, in addition to all other charges payable by Tenant hereunder, for each day that Tenant holds over: (a) Rent at one hundred fifty percent (150%) of the Post-Election Minimum Rent hereinbefore provided to be paid during the last month of the Term; and (b) all other charges required to be paid hereunder by Tenant. Landlord's receipt of such holdover rent shall not relieve Tenant of liability to Landlord for damages resulting from Tenant's holdover.

      13.9 NO PARTNERSHIP: Landlord shall not be deemed to be a partner or joint venturer with Tenant in the conduct of Tenant's business.

      13.10 PARTIAL INVALIDITY: If any term or condition of this Lease or the application thereof to any person or event shall to any extent be invalid and unenforceable, the remainder of this Lease and the application of such term, covenant or condition to persons or events other than those to which it is held invalid or unenforceable shall not be affected and each term, covenant and condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

      13.11 SUCCESSORS: The provisions, covenants and conditions of this Lease shall bind and inure to the benefit of the legal representatives, successors and assigns of each of the parties, except that no assignment or subletting by Tenant shall vest any right in the assignee or sublessee of Tenant unless all of the requirements set forth in Article IX hereof have been satisfied.

      13.12 SALE OF PREMISES: In the event of any sale or exchange of the Premises by Landlord, Landlord shall be relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises or this Lease occurring after the consummation of such sale or exchange.

      13.13 TENANT'S OBLIGATIONS UNDER ARTICLES IV, V, VI, AND VII: Unless otherwise expressly stated herein, Tenant's obligations under Articles IV, V, VI, and VII of this Lease shall not accrue until the Election Date.

      13.14 HAZARDOUS SUBSTANCES:

            (a) Tenant shall not use, store, manufacture, dispose of or discharge any pollutants, contaminants, or harmful or hazardous substances from or on the Premises, or otherwise occupy or permit the Premises to be occupied or used in a manner which (i) violates any law, regulation, rule or other governmental requirement, (ii) impairs the health, safety or condition of any person or property or (iii) adversely affects the use, enjoyment or value of the Premises or the surrounding property. Tenant shall promptly notify Landlord of the breach, or the potential or threatened breach, of any of the provisions of this paragraph. Landlord shall have the right of access to the Premises to inspect, test, and in Landlord's sole discretion, remedy any potential environmental problem. Tenant shall indemnify and hold Landlord, Landlord's Lender, Landlord's property manager and their respective officers, shareholders, members, partners, employees, and agents, harmless from any loss, claim, liability or expense (including, without limitation, attorneys' fees, court costs, consultant fees, expert fees, penalties, fines, removal, clean-up, transportation, disposal and/or restoration expenses, diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of space) arising in connection with Tenant's failure to comply with the provisions of this paragraph. Additionally, Tenant shall not cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials, except in accordance with all applicable laws. Tenant shall not be liable to Landlord (or those acting or claiming through Landlord) for any escape, disposal or release of any substance located on the Premises that occurs prior to the Election Date and further, Tenant shall not be liable to Landlord (or those acting or claiming through Landlord) for the exacerbation of any such escape, disposal or release if, prior to such exacerbation, Tenant did not know (or have reason to know) of such escape, disposal or release. Tenant shall not allow the storage or use of such substances or materials not sanctioned by law and by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Premises any such materials or substances except to use in the ordinary course of Tenant's business, and then only if Tenant complies with the highest legal standard and highest standard prevailing in the industry for the storage and use thereof. Without limitation, hazardous substances shall mean any hazardous waste, hazardous or toxic substances or related materials, asbestos, polychlorinated biphenyls, petroleum products or any other substance or material as defined by any existing or future federal, state or local environmental law, ordinance, rule or regulation now or at any time hereafter in effect regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic, dangerous, restricted or otherwise regulated waste, substance or material, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing (such federal, state and local laws, ordinances, rules and regulations are sometimes referred to herein as "ENVIRONMENTAL LAWS"). If at any time prior to the Election Date any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous substances on the Premises, then the cost of such testing shall be reimbursed by Tenant to Landlord upon demand (together with interest thereon at the Default Rate) if such release was caused by Tenant, and if required after the Election Date and during the Term hereof, Tenant shall be solely responsible for the costs of such testing. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease for any release of hazardous substances on the Premises occurring while Tenant is in possession or during the Term thereof. Tenant's obligations hereunder shall survive the expiration or sooner termination of this Lease.

            (b) Notwithstanding anything to the contrary herein, Tenant shall not obtain or have, by reason of this Lease or otherwise, any right, title or interest of any nature whatsoever in any underground storage tank, vessel or container of any type, including all piping and equipment with respect thereto ("Underground Tanks"), on, in, under or around the Premises which exist on the Premises as of the Election Date. Tenant shall have no control of or right to control or responsibility for any such Underground Tanks or for compliance thereto, and such control, right to control and responsibility is and shall remain solely that of Landlord or Landlord's prior tenants or predecessors in interest, and Landlord agrees to fulfill or cause to be fulfilled such responsibility in accordance with requirements of all applicable laws, regulations and ordinances. Landlord is and shall remain the sole owner and operator of such Underground Tanks which exist on the Premises as of the date hereof, and shall indemnify, defend and hold harmless Tenant from and against the failure of Landlord to fulfill any of its responsibilities under this section or under applicable law or otherwise relating in any way to any such Underground Tanks existing on this Premises as of the date hereof, the content thereof and/or any releases therefrom.

            (c) To the full extent set forth in Section 7 of the Security Side Letter Agreement, Landlord hereby indemnifies and holds Tenant and Tenant's officers, shareholders, members, partners, employees, and agents, harmless from any loss, claim, liability or expense (including, without limitation, attorneys' fees, court costs, consultant fees, expert fees, penalties, fines, removal, clean-up, transportation, disposal and/or restoration expenses) arising in connection with the use, storage, manufacture, disposal of or on the Premises prior to the Election Date and for any violation of any Environmental Laws, except to the extent that such use, storage, manufacture, disposal, discharge, or violation is caused by the act or gross negligence of Tenant. Landlord's obligation hereunder shall survive the expiration or sooner termination of this Lease.

      13.15 ESTOPPEL LETTER: Tenant shall, within fifteen (15) days of request by Landlord, execute and deliver to Landlord a statement in written form prepared by Landlord certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications, that the same is in full force and effect as modified and stating such modifications); that Tenant has no defenses, offsets or counter claims against its obligations to pay Rent hereunder and to perform its other covenants under this Lease; and that, to Tenant's knowledge, there are no uncured defaults of Landlord or Tenant (or, if there are any alleged defenses, counter claims or defaults, setting them forth in reasonable detail and the dates to which Rent and other charges have been paid, which statement may be relied upon by any prospective purchaser, mortgagee or deed of trust holder of the Premises, and Tenant shall be liable for all loss, cost and expense resulting from the failure of any sale or funding of any loan caused by any refusal of Tenant to execute such certificate or any material misrepresentation contained in such estoppel certificate.

      13.16 REIMBURSEMENT OF FEES AND COSTS: Each party shall pay upon demand all of the other party's costs and expenses incurred in enforcing a defaulting party's obligations hereunder, including the reasonable fees of counsel (irrespective of whether or not suit is instituted against the defaulting party).

      13.17 RECORDING: Tenant shall not record this Lease without the prior written consent of Landlord; provided however, that either party may record a memorandum of this Lease setting forth such terms of the Lease as may be reasonably acceptable to and approved of by both parties in writing.

      13.18 FORCE MAJEURE: If either party shall be prevented or delayed from punctually performing any obligation or satisfying any condition under this Lease by any strike, lockout, labor dispute, inability to obtain labor, materials or reasonable substitutes therefor, acts of God, unusual governmental restriction, regulation or control, enemy or hostile government action, civil commotion, insurrection, sabotage, fire or other casualty, or any other condition beyond the reasonable control of such party or caused by the other party, then the time to perform such obligation or to satisfy such condition shall be extended on a day-by-day basis for the period of delay caused by such event; provided, however, that the foregoing shall not apply to the obligations of Tenant pursuant to this Lease to pay Rent or any other sums payable by Tenant hereunder. In order for the foregoing to be effective, the party claiming the benefit of this paragraph shall give notice to the other party in writing within ten (10) days of the incident specified and the particularity of the nature thereof, the reason therefor, the date and time incurred and the reasonable length the incident will delay the fulfillment of obligations contained herein. Failure to give such notice within the specified time shall render such delay invalid in extending the time for performing the obligations hereunder.

      13.19 ENTIRE AGREEMENT: This Lease constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the transaction. Tenant acknowledges that neither Landlord nor Landlord's agents, employees or contractors have made any representations or promises with respect to the Premises or this Lease, except as expressly set forth herein.

      13.20 REAL ESTATE COMMISSIONS: Landlord and Tenant each represent that they have dealt with no finder, agent or broker other than the Brokers set forth in the Fundamental Lease Terms in connection with the negotiation, execution and delivery of this Lease. This provision shall not be construed to create any third party rights hereunder in favor of the Brokers. If any person or entity other than the Brokers shall assert a claim to a finder's fee, broker's commission or other compensation on account of the alleged employment as finder, agent or broker for Tenant or performance of services as a finder, agent or broker for Tenant in connection with this transaction, Tenant shall indemnify and hold Landlord and Landlord's lender harmless from and against any and all claims and all costs, expenses and liabilities incurred in connection therewith, including but not limited to reasonable attorneys' fees and court costs, by any other such finder, broker, agent or other person or entity claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this Lease.

      13.21 CONFIDENTIALITY: In order to induce Landlord to enter into this Lease on the terms and conditions embodied in this Lease, but subject to Paragraph 13.17, Tenant shall keep strictly confidential the terms, conditions and Rent set forth in this Lease and shall cause all persons working for

Tenant to do likewise. The Rent and other terms and conditions of this Lease will be disclosed only to lawyers and accountants working for Tenant who have a need to know, and on tax returns filed with required governmental authorities; otherwise no disclosure whatsoever of the Rent, and Lease terms and conditions may be made by Tenant.

      13.22 ACCORD AND SATISFACTION: No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided or at law or in equity.

      13.23 REVIEW OF DOCUMENTS: This Lease was mutually prepared by both parties and shall not be more strongly construed against either party hereto.

      13.24 INTENTIONALLY DELETED.

      13.25 COUNTERPARTS: This Lease may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease.

      13.26 SURVIVAL OF CERTAIN OBLIGATIONS: All obligations hereunder which have accrued but have not been performed prior to expiration or sooner termination of this Lease or which by their sense apply to time periods after termination or expiration of this Lease, as well as all indemnities made by Tenant, shall survive termination or expiration of this Lease.

      13.27 TIME: Time is of the essence of this Lease.

                            (EXECUTION PAGE FOLLOWS)

                                 SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year set forth below their signatures.

LANDLORD: AMERICAN COMMERCIAL TERMINALS LLC

By: _______________________________________
Name: _____________________________________
Title: ____________________________________
Date: _____________________________________

TENANT: NRG NEW ROADS HOLDINGS LLC

By: _______________________________________
Name: _____________________________________
Title: ____________________________________
Date: _____________________________________

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES

INCLUDE THE FEE AND LEASEHOLD INTERESTS.

                                    EXHIBIT B

                         DESCRIPTION OF LANDLORD'S WORK

      "Landlord's Work" shall consist of Landlord's obligations set forth in
Section 3.A that certain Operations Side Letter Agreement dated December 10, 2004 by and among ACL, Landlord, American Commercial Barge Lines, LLC, LG, and Tenant relating to the extension of the length of railroad trackage at the Premises.

                                    EXHIBIT D

                            TERMINAL OPTION AGREEMENT

                            TERMINAL OPTION AGREEMENT

      This Terminal Option Agreement ("AGREEMENT") is made and entered into by and between American Commercial Terminals LLC ("ACT") and NRG New Roads Holdings LLC ("NRG").

                                    RECITALS

      WHEREAS, American Commercial Lines LLC ("ACL"), American Commercial Barge Line LLC ("ACBL"), ACT, (collectively, "AMERICAN") and NRG have entered into a Security Side Letter Agreement ("SECURITY SIDE LETTER AGREEMENT") dated as of December 10, 2004 by which ACL, ACBL, and ACT have agreed to provide certain security for such parties' respective obligations under the Transportation Contract that may be entered into by such parties in the manner described in
Section 2 below; and

      WHEREAS, the parties to this Agreement desire to incorporate the recitals to the Security Side Letter Agreement into the recitals of this Agreement by reference and hereby incorporate such recitals into these recitals; and

      WHEREAS, NRG Power Marketing, Inc. ("NRGPM") and Louisiana Generating LLC ("LG") are collectively referred to herein as the "AFFILIATES"; and

      WHEREAS, NRG and ACT have negotiated, and this Agreement sets forth, the definitive terms and conditions of the "Terminal Option" set forth in Section 3.C. of the Security Side Letter Agreement, and that this Agreement shall become binding upon the parties hereto if and when a definitive Transportation Contract is entered into by all of the parties thereto (including BNSF) as set forth above and as further set forth at Section 2 below.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged by ACT and NRG, the parties hereto hereby agree as follows.

                                    AGREEMENT

      1. RECITALS. The parties hereby incorporate the above Recitals as part of this Agreement as if the same were fully set forth herein.

      2. TRANSPORTATION CONTRACT/EFFECTIVE DATE. This Agreement does not obligate American, NRG or any of their Affiliates to enter into and execute a final Transportation Contract or any other agreement with each other, their respective affiliates or any other parties. This Agreement shall become binding upon and enforceable against the parties hereto only in the event that a definitive Transportation Contract is entered into by all parties (including
BNSF) on or before the "DEADLINE DATE" (as defined in the Security Side Letter Agreement), and is to become effective on the "EFFECTIVE DATE" (as defined in the Security Side Letter Agreement). If prior thereto, any party contemplated to be a party to the Transportation Contract shall deliver notice to another contemplated party thereto terminating any further negotiations with respect to the Transportation Contract, then this Agreement shall expire and be deemed void ab initio; provided, however that the terms of Section 13 regarding the confidentiality of this Agreement shall in any event remain in full force and effect.

      3. GRANT OF TERMINAL OPTION. ACT, for and in consideration of the terms of the Transportation Contract and subject to the terms of this Agreement, does hereby grant to NRG, as designee for NRGPM, the sole and exclusive right and option (the "TERMINAL OPTION"), to purchase from ACT, all of ACT's right, title and interest in and to the real property located at 5500 Hall Street, St. Louis,

Missouri, and commonly known as the Hall Street Terminal, together with all of ACT's right, title and interest in and to all personal property and improvements thereon, but specifically excluding any tugs and barges which items are the subject of the separate Barge and Tug Option Agreement between the parties of even date herewith (the "PROPERTY"), as more particularly described on Exhibit A attached hereto.

      4. CONDITIONS NECESSARY FOR EXERCISE OF THE TERMINAL OPTION. The Terminal Option shall be exercisable only upon the occurrence of a Trigger Event (as defined in the Security Side Letter Agreement). NRG may exercise the Terminal Option only by written notice (the "TERMINAL OPTION NOTICE") delivered to ACT or its successor before 11:59 p.m., St. Louis time, on the date that is ninety (90) days after date that a Trigger Event has occurred (the "TERMINAL OPTION DEADLINE"). If NRG exercises the Terminal Option, NRG will be conclusively deemed to have accepted the condition of the Property "AS IS," excepting only to the extent as may be expressly provided to the contrary in this Agreement. If NRG elects to exercise its Terminal Option hereunder, it agrees to also provide written notice thereof to the "Collateral Agents" (as defined in that certain Intercreditor and Subordination Agreement entered into by and among NRG, the Affiliates and said Collateral Agent), but failure to notify said Collateral Agents within the time frames set forth herein shall not serve to invalidate an otherwise properly delivered Terminal Option Notice to ACT as required hereby.

      5. PURCHASE PRICE. In the event NRG exercises the Terminal Option, the purchase price for the Property shall be the NAFMV of the Property plus any amounts due from NRG to ACT under Section 7 below, if any (the "PURCHASE PRICE"). The "NAFMV" of the Property shall be determined according to the procedure set forth in Section 3.E. of the Security Side Letter Agreement. Notwithstanding anything to the contrary, pursuant to Section 4 of the Security Side Letter Agreement, NRG may withhold payment of a portion of the Purchase Price at the Closing for any claimed damages (as defined therein, and to the extent that such claimed damages have not been otherwise paid to NRG or any of its Affiliates or set off elsewhere) and such withheld amount shall be deemed paid for the purposes of the Closing, subject to the final dispute resolution procedures and reconciliation and disposition of the disputed amount pursuant to the terms of Section 4 of the Security Side Letter Agreement.

      6. TERMINATION. Subject to the terms of Section 2 above, this Agreement, the Terminal Option and all further rights and obligations of the parties hereunder, excepting only as may be expressly set forth herein, shall automatically terminate, if not exercised or terminated sooner, upon the earliest to occur of: (i) the Terminal Option Deadline, (II) expiration of the Transportation Contract.

      7. CLOSING.

            A. If NRG elects to exercise its Terminal Option, the closing of the sale and transfer of the Property ("CLOSING") shall be held on the day and time designated by NRG in the Terminal Option Notice, which day must be a business day and must be no sooner than ten (10) days following the date that the NAFMV of the Property has been determined pursuant to the Security Side Letter Agreement and no later than thirty (30) days following the date that the NAFMV of the Property has been determined pursuant to the Security Side Letter Agreement.

            B. Real estate taxes and assessments, water assessments, and all general and special assessments, utility fees and all other operating expenses of the Property shall be prorated as of the date of Closing. The Closing shall take place at First American Title Company in St. Louis County, Missouri (the "TITLE COMPANY") and may occur via escrow without the parties being physically present. ACT shall pay one-half of the escrow fees and all other closing costs and expenses customarily charged to the seller of real property in the local area. NRG shall pay all costs of obtaining the title insurance and survey for the Property, the remaining one-half of the escrow fee, and any other costs and expenses not being paid by ACT which are normally charged to purchasers of real property in the local area. Prorations shall be made based on a 360-day year, with ACT to pay for the day of Closing.

            C. ACT shall deliver to the Title Company, on or before the date of Closing, the following:

                  (i) a recordable special warranty deed prepared on the Title Company's standard form conveying to NRG fee simple title to the Property;

                  (ii) a counterpart of a bill of sale duly executed and acknowledged by ACT conveying to NRG all improvements and personal property located on the Property;

                  (iii) an affidavit from ACT stating (a) its taxpayer identification number, and (b) it is not a "foreign person" within the meaning of Section 1445 et seq. of the Internal Revenue Code of 1986 as amended;

                  (iv) such other documents, instruments, certifications and confirmations as may be within the power and authority of ACT to provide and as may be reasonably and customarily required of a seller of comparable property in the local area and as reasonably required by the Title Company to fully effect and consummate the transaction contemplated hereby and to issue a title insurance policy in favor of NRG insuring fee simple title to the Property in the name of NRG or its assigns;

                  (v) Possession of the Property shall be delivered to NRG at Closing;

                  (vi) Assignments of all permits, and other related documents necessary for the operation of the Property, to the extent they are assignable; and

                  (vii) Assignments of contracts necessary for the operation of the Property to the extent NRG elects to assume them. NRG shall have the right to review the contracts in order to determine which contract NRG elects to assume.

            D. NRG shall deliver to the Title Company, on or before the date of Closing, the following:

                  (i) a counterpart of a bill of sale duly executed and acknowledged by NRG conveying to NRG the improvements and personal property located on the Property;

                  (ii) Subject to the provisions of Section 5 of this Agreement and Section 4 of the Security Side Letter Agreement, NRG shall pay to ACT the Purchase Price in cash or other readily available funds, adjusted as set forth in Section 7.B. above; and

                  (iii) such other documents, instruments, certifications and confirmations as may be reasonably and customarily required of NRG and as designated by the Title Company to fully effect and consummate the transaction contemplated hereby.

      8. ACT'S USE OF THE PROPERTY.

            A. DAMAGE. From and after the date NRG exercises the Terminal Option, ACT will not knowingly damage the Property or cause waste on the Property or cause environmental contamination on the Property or perform any act which would result in a material reduction in the value or development potential of the Property. The parties agree that the current use of the Property will not be deemed to cause damage, waste or environmental contamination.

            B. ENCUMBRANCES. From and after the date NRG exercises the Terminal Option, ACT may encumber the Property only with NRG's prior written consent, which consent will not be unreasonably withheld, conditioned or delayed. Any encumbrance without NRG's prior written consent shall be null and void. For purposes of this subsection, encumbrance includes, for instance, the grant of easements, licenses or rights of way, but does not include financial obligations that can be paid at Closing or matters which expire or will be terminated on or before Closing.

            C. REGULATORY COMPLIANCE. ACT shall comply with all present and future statutes, laws, rules, orders, regulations and ordinances affecting the Property, any part thereof or the use or operation thereof and shall comply with all obligations, covenants, conditions and restrictions applicable to ACT which are contained in Transportation Contract and the Ancillary Agreements.

            D. ENVIRONMENTAL INDEMNIFICATION. ACT shall hold harmless, defend and indemnify NRG and such other "Indemnitees" (as defined in the Security Side Letter Agreement) with respect to the environmental condition of the Property as of the date of exercise of the Terminal Option, to the full extent set forth in the Security Side Letter Agreement.

            E. PERSONAL PROPERTY. Following the occurrence of a Trigger Event (or in anticipation of the occurrence of a Trigger Event) ACT shall not remove any personal property from the Property that is reasonably necessary for the fulfillment of the purposes of the Transportation Contract by ACT.

      9. INSPECTION RIGHTS. At any time after the Trigger Event and prior to NRG's exercise of the Terminal Option, NRG and its agents, employees, contractors and representatives shall have the right, privilege and license of entering upon the Property (subject to non-interference with all then existing business operations and the rights of American and any tenants or other occupants then in possession), for the purpose of making soil test borings, utility studies, surveys, asbestos and hazardous waste studies, feasibility studies, engineering studies and any other studies and investigations as NRG reasonably deems necessary or desirable in connection with its investigation of the Property. NRG agrees to restore any damage done to the Property by NRG or anyone acting in NRG's behalf in making such soil test borings or any such studies. The testing and restoration of the Property shall be conducted in accordance with all applicable laws and regulations of any governmental body having jurisdiction of the Property. NRG agrees to indemnify, defend and hold American, its affiliates, successors and assigns harmless from and against all loss, cost liability and expense suffered by them as a result of the foregoing studies or the exercise of entry rights by NRG, its agents, employees or independent contractors. NRG's indemnification obligations hereunder shall survive the termination of this Agreement or Closing, as applicable.

      10. ASSIGNMENT. NRG may assign all or any portion of NRG's rights and interest in and to this Agreement without the prior written consent of ACT to:
(a) an affiliate, subsidiary or parent entity; (b) any entity it controls, is controlled by, or is under common control with; (c) any entity in which it has a majority interest or of which it is manager; (d) any entity that succeeds to or obtains all or substantially all of its assets, whether by merger, consolidation, reorganization, sale or otherwise; or (e) any entity that succeeds to NRGPM's rights under the Transportation Contract. NRG shall promptly inform ACT and the Collateral Agents of any assignment. Otherwise, NRG may not assign all or any portion of NRG's rights and interest in and to this Agreement without the prior written consent of ACT. In the event of any assignment by NRG, NRG shall continue to be liable for all of the obligations of NRG hereunder.

      11. REMEDIES FOR BREACH. If either party breaches any of the obligations, representations, warranties or covenants set forth in this Agreement, the non-breaching party shall be entitled to exercise any remedies in law or equity, including the right of specific performance and injunctive relief, subject to the limitations provided in the Transportation Contract. Additionally, if ACT breaches any of the obligations, representations, warranties or covenants set forth in this Agreement, then NRG will be entitled to exercise its rights under that certain Deed of Trust dated December 10, 2004, entered into between ACT, as grantor, and NRG and Louisiana Generating LLC, as beneficiaries, encumbering the Property (the "DEED OF TRUST").

      12. RECORDING. NRG and ACT shall each have the right at all times to record a memorandum of this Agreement, in such form as is reasonably acceptable to the parties, but in any event which does not disclose the financial terms hereof. The parties shall fully cooperate with such recording, including without limitation providing notarized signatures of authorized signatories upon reasonable advance notice. Upon the termination or expiration of this Agreement, any such memorandum shall be promptly released of record by NRG at NRG's sole cost and expense. If NRG shall fail to do so, NRG hereby appoints ACL as its agent, with power of attorney, to do so on its behalf, which power of attorney shall be deemed to be coupled with an interest.

      13. CONFIDENTIALITY. Subject to Section 12, this Agreement is confidential and shall not be disclosed by any of the parties or their agents, affiliates, consultants or counsel to any other party without the prior express written consent of American and NRG, provided however, the parties agree that this Agreement may be attached to American's proposed Plan of Reorganization (as defined in the Security Side Letter Agreement) with appropriate measures taken to attempt to ensure confidentiality of the economic terms and conditions of this Agreement.

      14. RISK OF LOSS. The risk of loss or damage to the Property until Closing shall be borne by ACT, except to the extent caused by NRG, and any insurance proceeds for events occurring prior to Closing shall be paid to and solely for the account of ACT; provided that if proceeds are payable for a casualty that was not accounted for in the determination of the Purchase Price, the Purchase Price shall be reduced by the amount of such proceeds that are payable for such casualty.

      15. GOVERNING LAW. This Agreement shall be constructed and interpreted according to the laws of the State of Missouri.

      16. COMPUTATION OF TIME. In computing any period of time under this Agreement, the day of the act, event or default from which the designated period time begins to run will not be included. The last day of the period so computed will be included, unless it is a Saturday, Sunday or legal holiday, and, if so, the period will run until the end of the next day not a Saturday, Sunday or legal holiday.

      17. INABILITY TO PERFORM. Each party will be excused from performing any term of this Agreement, if, and for so long as, such performance is prevented, delayed, or hindered by reason of an event of Force Majeure (as defined in the Transportation Contract).

      18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and the signature pages combined to form a fully-executed Agreement, provided that each party hereto has executed a signature page. The fact that this Agreement may have been executed at different times by different parties will not affect its validity.

      19. FACSIMILE SIGNATURES. The parties may transmit this Agreement between them by facsimile machine. The parties intend that faxed signatures constitute original signatures and that a faxed Agreement containing the signatures (original or faxed) of all the parties is binding. At the request of either party, the parties will confirm facsimile transmitted signatures by signing an original Agreement.

      20. ENTIRE AGREEMENT. All prior negotiations and agreements between the parties hereto are superseded by this Agreement, and except as may be set forth in the Transportation Contract or Ancillary

Agreements, there are no representations, warranties, understandings or agreements other than those expressly set forth herein.

      21. EXPENSES OF PREVAILING PARTY. In the case of any legal or equitable action taken by either party in connection with the default of the other party, the prevailing party will be entitled to recover from the other party all costs and reasonable legal fees incurred in connection therewith. A prevailing party is a party who recovers at least three-quarters of its total claims in the action or who is required to pay no more than one-quarter of the other party's total claims in the action.

      22. BINDING EFFECT; AUTHORITY. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. The persons executing this Agreement on behalf of each party hereby represent and warrant to the other party that such person has the full authority to enter into this Agreement and such party is able to faithfully and timely perform each and every term of this Agreement, without the necessity of the consent, joinder or approval of any other party.

      23. MODIFICATIONS. This Agreement may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except by an instrument in writing and signed by the party against whom enforcement of any such waiver, amendment, modification, change or discharge is sought.

      24. HEADINGS. The headings in the sections of this Agreement are inserted for convenience only and in no way alter, amend, modify, limit or restrict the contractual obligations of the parties.

      25. INVALID PROVISIONS. If any provision in this Agreement is or will become invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof will not in any way be affected or impaired thereby; provided that if permitted by applicable law, any invalid, illegal, or unenforceable provision may be considered in determining the intent of the parties with respect to other provisions of this Agreement.

      26. JOINT PREPARATION. This Agreement is to be deemed to have been prepared jointly by the parties hereto, and any uncertainty or ambiguity existing herein, if any, will not be interpreted against any party, but will be interpreted according to the application of the rules of interpretation for arm's length agreements.

      27. NOTICES. A party may effect a valid notice pursuant to this Agreement only by giving such notice in writing and delivering it, postage or charges prepaid, in person, by certified mail, by overnight delivery service, or by facsimile transmission to the parties respective addresses set forth below:

ACT:   American Commercial Terminals LLC
       1701 East Market Street
       Jeffersonville, IN  47130
       Attn: Director of Sales
       Facsimile No. (812) 288-0256

NRG:   NRG New Roads Holdings LLC
       112 Telly Street
       New Roads, LA  70760
       Attn: John Brewster, President
       Facsimile No. (225) 618-4481
or to such substituted address or facsimile number as designated by notice to the other party. Same day delivery by messenger will constitute personal delivery. Such notice will be deemed effective two (2) days after properly mailed; one (1) day after properly consigned to an overnight delivery service; upon receipt of personal delivery; or, in the case of notice via facsimile transmission, on the day the sender receives electronic confirmation of delivery, provided that if the confirmation does not occur before 4 p.m., recipient's local time, on a business day, the notice will take effect on the next business day.

      28. REASONABLE COSTS, EXPENSES, AND FEES. The word "reasonable" will be deemed to precede each reference to "costs", "expenses", "fees", or similar items for which any party may seek reimbursement from any other party to this Agreement.

      29. TIME IS OF ESSENCE. Time is of the essence in this Agreement.

      30. EXHIBITS. All exhibits and schedules referred to in this Agreement are attached to and incorporated into this Agreement by reference.

      31. SURVIVAL. The terms of Sections 8.D. and 13 shall survive expiration or termination of this Agreement and/or the conveyance of title to the Property to NRG.

                           (SIGNATURE PAGE TO FOLLOW)

      IN WITNESS WHEREOF, the parties have affixed their signatures hereto, as of the date set forth below their respective signatures below.

NRG NEW ROADS HOLDINGS LLC                  AMERICAN COMMERCIAL TERMINALS LLC

By: ____________________________            By: ________________________________

Name: __________________________            Name: ______________________________

Title: _________________________            Title: _____________________________

Date: __________________________            Date: ______________________________

                   SIGNATURE PAGE TO TERMINAL OPTION AGREEMENT

                                    EXHIBIT A

                             DESCRIPTION OF PROPERTY

              (Legal description on ACT vesting deed(s) to control)

                                    EXHIBIT E

                             BARGE OPTION AGREEMENT

                         BARGE AND TUG OPTION AGREEMENT

      This Barge and Tug Option Agreement ("AGREEMENT") is made and entered into by and between American Commercial Lines LLC ("ACL") and NRG New Roads Holdings LLC("NRG").

                                    RECITALS

      WHEREAS, ACL, American Commercial Barge Line LLC ("ACBL"), American Commercial Terminals LLC ("ACT") (collectively, "AMERICAN") Louisiana Generating, LLC ("LG"), and NRG have entered into a Security Side Letter Agreement ("SECURITY SIDE LETTER AGREEMENT") dated as of December 10, 2004 by which ACL, ACBL, and ACT have agreed to provide certain security for such parties' respective obligations under the Transportation Contract that may be entered into by such parties in the manner described in Section 2 below; and

      WHEREAS, the parties to this Agreement desire to incorporate the recitals to the Security Side Letter Agreement into the recitals of this Agreement by reference and hereby incorporate such recitals into these recitals; and

      WHEREAS, NRG Power Marketing Inc. ("NRGPM") and LG are collectively referred to herein as the "AFFILATES"; and

      WHEREAS, the parties acknowledge and agree that they have negotiated, and this Agreement sets forth, the definitive terms and conditions of the "Barge Option" set forth in Section 3.D. of the Security Side Letter Agreement, and that this Agreement shall become binding and effective upon the parties hereto if and when a definitive Transportation Contract is entered into by all of the parties thereto (including BNSF) as set forth above, and as further set forth in
Section 2 below.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged by ACL and NRG, the parties hereto hereby agree as follows.

                                    AGREEMENT

      1. RECITALS. The parties hereby incorporate the above Recitals as part of this Agreement as if the same were fully set forth herein.

      2. TRANSPORTATION CONTRACT/EFFECTIVE DATE. This Agreement does not obligate American, NRG or any of their affiliates to enter into and execute a final Transportation Contract or any other agreement with each other, their respective affiliates or any other parties. This Agreement shall become binding upon and enforceable against the parties hereto only in the event that a definitive Transportation Contract is entered into by all parties (including
BNSF) on or before the "DEADLINE DATE" (as defined in the Security Side Letter Agreement), and is to become effective on the "EFFECTIVE DATE" (as defined in the Security Side Letter Agreement). If prior thereto, any party contemplated to be a party to the Transportation Contract shall deliver notice to another contemplated party thereto terminating any further negotiations with respect to the Transportation Contract, then this Agreement shall expire and be deemed void ab initio; provided, however that the terms of Section 14 regarding the confidentiality of this Agreement shall in any event remain in full force and effect.

      3. GRANT OF OPTIONS.

            A. ACL, for and in consideration of the terms of the Transportation Contract and subject to the terms of this Agreement, does hereby grant to NRG the sole and exclusive right and option (the "BARGE OPTION"), to purchase from ACL not more than two hundred (200) barges (collectively the "BARGES," and each individually a "BARGE"), which Barges shall be identified as set forth in
Section 7 below, together with respective tackle, necessaries, apparel, spare parts, cordage, general outfit and all other appurtenances and appliances belonging aboard said Barges, whether aboard the Barges or on shore at the time of delivery of the Barges to NRG.

            B. ACL, for and in consideration of the terms of the Transportation Contract and subject to the terms of this Agreement, does hereby grant to NRG the sole and exclusive right and option (the "TUGS OPTION"), to purchase from ACL the M/V CEPCO I and/or the M/V CEPCO II and the associated spares and supplies (the "TUGS," and each, individually, a "TUG"), together with the sole and exclusive right and option (the "HARBOR BARGES OPTION") to purchase from ACL the Harbor Barges (as defined in the Operations Side Letter). ACL (or ACT) may be required to purchase the Tugs and Harbor Barges pursuant to that certain Operations Side Letter Agreement dated as of December 10, 2004 by and between ACT and LG (the "OPERATIONS SIDE LETTER AGREEMENT"). The Tugs Option and the Harbor Barges Option are collectively referred to herein as the "HARBOR TUGS AND BARGES OPTION". The grant of the Harbor Tugs and Barges Option by ACL is conditioned upon completion of such purchase by ACL (the "ACL PURCHASE").

            C. The Barge Option and the Harbor Tugs and Barges Option are referred to herein as the "OPTIONS" and each, individually, is referred to herein as the Option.

      4. CONDITIONS NECESSARY FOR EXERCISE OF THE OPTIONS. Each of the Barge Option and the Harbor Tugs and Barges Option shall be exercisable only upon the occurrence of a Trigger Event (as defined in the Security Side Letter Agreement). NRG may exercise the Barge Option and/or the Harbor Tugs and Barges Option only by written notice (the "OPTION NOTICE") delivered to ACL but only together with either: (a) timely exercise the Terminal Option (as defined in the Terminal Option Agreement) and consummation of the purchase of the Property pursuant to the Terminal Option Agreement, or (b) timely taking possession of the Property under Section 3.2 of the Lease, and pursuant to which NRG elects to commence operation of the Property pursuant to the Lease. If NRG elects to exercise any of its Options hereunder it agrees to also provide written notice thereof to the "COLLATERAL AGENTS" (as defined in that certain Intercreditor and Subordination Agreement entered into by and among NRG, the Affiliates and said Collateral Agents dated _______________), but failure to timely notify said Collateral Agents within the time frames set forth herein shall not serve to invalidate an otherwise properly delivered Option Notice to ACL as required hereby.

      5. PURCHASE PRICE.

            A. If NRG exercises the Barge Option, the purchase price for the Barges shall be the NAFMV of the Barges (the "BARGE PURCHASE PRICE") as determined pursuant to the procedure set forth in Section 3.E. of the Security Side Letter Agreement. Notwithstanding anything to the contrary, pursuant to
Section 4 of the Security Side Letter, NRG may for purposes of closing set off any claimed damages (as defined therein) against the Barge Purchase Price payable by it to ACL, to the extent that the claimed damages have not been otherwise paid to NRG or its Affiliates or set off elsewhere, subject to the final dispute resolution procedures and reconciliation and disposition of the disputed amount pursuant to the terms of Section 4 of the Security Side Letter Agreement.

            B. If NRG exercises the Harbor Tugs and Barges Option, the purchase price for the Tugs shall be the NAFMV of the Tugs being purchased (the "TUG PURCHASE PRICE") as determined pursuant to the procedure set forth in Section 3.E. of the Security Side Letter Agreement. NRG may not set off any claimed damages arising under any of the Ancillary Agreements or the Transportation Contract, with respect to American, against the Tug Purchase Price payable by it to ACL.

            C. If NRG exercises the Harbor Tugs and Barges Option, the purchase price for the Harbor Barges shall be the NAFMV of the Harbor Barges being purchased (the "HARBOR BARGES PURCHASE PRICE") as determined pursuant to the procedure set forth in Section 3.E of the Security Side Letter Agreement, provided further however, that NRG shall also be entitled to a credit against the Harbor Barges Purchase Price at the closing in an amount equal to the product of one cent (1cents) multiplied by the "REMAINING COAL TONNAGE NOT DELIVERED." For purposes hereof, the term "Remaining Coal Tonnage Not Delivered" shall be determined by calculating the average number of tons of coal delivered on an annual basis by American to NRG or its Affiliates from commencement of the Transportation Contract through the date of the Trigger Event (the "AVERAGE"). The Average shall then be multiplied by the number of years (as prorated to account for any partial year) then remaining in the term of the Transportation Contract following the date of the Trigger Event (the "REMAINING TERM"). The product of the Average and the Remaining Term is the "Remaining Coal Tonnage Not Delivered", which shall form the basis for calculating the amount of the credit to the Harbor Barges Purchase Price to which NRG may be entitled as aforesaid. NRG may not set off any claimed damages arising under any of the Ancillary Agreements or the Transportation Contract, with respect to American, against the Harbor Barges Purchase Price payable by it to ACL.

      6. TERMINATION. Subject to the terms of Section 2 above, this Agreement, the Options and all further rights and obligations of the parties hereunder, excepting only as may be expressly set forth herein, shall terminate automatically, if not exercised or terminated sooner, upon the earliest to occur of: (i) the Option Deadline, or (ii) the expiration of the Transportation Contract.

      7. IDENTIFICATION OF BARGES. The parties acknowledge that as part of its management information and record keeping systems, ACL can determine the total number of all and specific identity of each barge then dedicated to servicing the Transportation Contract, and that the total number and composition of such dedicated barges constantly and continuously fluctuate as part of its normal business operations, but averages approximately 200 at any given time. Upon receipt of the Barge Option Notice, ACL shall then cause to be promptly prepared, an inventory list which shall identify by barge serial numbers, ACL's barges that are then dedicated to servicing the Transportation Contract (the "TRANSPORTATION BARGES"). The Barges to be purchased by NRG pursuant to the Barge Option shall first consist of the Transportation Barges. If the total number of Transportation Barges equals or exceeds 200 barges, then NRG shall provide to ACL, within thirty (30) days after its receipt of ACL's original inventory list, a redacted list identifying the Transportation Barges (not more than 200) which NRG has elected to purchase through its exercise of the Barge Option. If the total number of Transportation Barges is less than 200 barges, then ACL shall provide NRG with an inventory list identifying the Transportation Barges, along with a separate list identifying ACL barges previously assigned to perform services under the Transportation Contract, or if no such barges have been previously assigned, by a method that is consistent with ACL's customary method of assigning barges for the performance of services similar to those to be performed under the Transportation Contract (the "OTHER BARGES") in an amount equal to the number by which the number of active dedicated Transportation Barges identified by ACL is less than 200. The Other Barges shall be similar in age and quality to the Transportation Barges. NRG shall, within fifteen (15) days after its receipt of ACL's list of Other Barges, provide to ACL a redacted list identifying the Other Barges which NRG has elected to purchase through its exercise of the Barge Options, such that the Transportation Barges and Other Barges identified by ACL will total 200 barges.

      8. CLOSING.

            A. If NRG elects to exercise its Barge Option and/or the Harbor Tugs and Barges Option, the closing of the sale and transfer of the Barges and/or the Tugs and Harbor Barges ("CLOSING") shall be held on the day and time designated by NRG in the Barge Option Notice and/or the Harbor Tugs and Barges Option Notice, which day must be a business day and must be no sooner than ten (10) days following the date that each of the Barge Purchase Price, the Tug Purchase Price and the Harbor Barges Purchase Price (or if only one Option is exercised, the relevant purchase price(s)) have been determined, and no later than thirty
(30) days following the date that the relevant purchase price(s) have been determined.

            B. Closing of the sale and purchase of the Barges and/or Tugs and Harbor Barges shall occur at the offices of First American Title Company in St. Louis County, Missouri (the "TITLE COMPANY") or such other location mutually acceptable to the parties, and may occur via escrow without the parties being physically present. ACL shall deliver to NRG, at Closing, Bills of Sale in duplicate on Department of Transportation U.S. Coast Guard Form CG-1340 transferring title to each Barge and/or Tug and Harbor Barge to NRG together with such other documentation as may be reasonably be required by NRG and/or the Title Company and which is reasonably available to ACL in order for the Title Company to insure that title to each Barge and/or Tug and Harbor Barge has been vested in NRG. NRG shall deliver to ACL, at Closing, the relevant purchase price(s) as determined in accordance with Section 5 above, in immediately available funds, wire transferred to such account as ACL shall designate or such other account as agreed upon by the parties. Each Barge and/or each Tug and Harbor Barge shall be considered fully delivered to NRG, regardless of the then actual location of each such Barge or Tug and Harbor Barge simultaneously with Closing.

            C. Effective as of Closing, any and all written and oral charters by and among ACL and its subsidiaries, ACT and ACBL, as applicable (together with the Operations Side Letter), shall be terminated and of no further force and effect to the extent they govern or affect the operation or towing of any or all of the Barges.

      9. ACL'S USE OF THE BARGES AND TUGS. From and after the date NRG exercises the Barge Option, ACL will not knowingly damage the Barges or perform any act which would result in a material reduction in the value of the Barges. From and after the date NRG exercises the Harbor Tugs and Barges Option, ACL will not knowingly damage the Tugs or Harbor Barges, or perform any act which would result in a material reduction in the value of the Tugs or Harbor Barges. The parties agree that the current use of the Barges will not be deemed to cause damage to the Barges and that the intended use of the Tugs and Harbor Barges (as set forth in the Operations Side Letter Agreement) will not be deemed to cause damage to the Tugs or Harbor Barges. ACL further agrees that for so long as the applicable Option(s) remain in effect (and except as may be necessary in connection with the financing of the ACL Purchase or its existing financing arrangements as contemplated by the Plan of Reorganization and credit facilities which replace or refinance such financing arrangements) it may further encumber the Barges or Tugs or Harbor Barges, only with NRG's prior written consent, which consent will not be unreasonably withheld, conditioned or delayed. Any encumbrance without NRG's prior written consent shall be null and void. For purposes of this subsection, encumbrance includes, for instance, the grant of liens, licenses or security interests, but does not include matters which expire or will be terminated on or before Closing.

      10. INSPECTION RIGHTS.

            A. At any time after the Trigger Event and prior to NRG's exercise of the Barge Option, NRG and its agents, employees, contractors and representatives shall have the right, privilege and license of entering upon the Barges for the purpose of inspecting the same, at such times and under such supervision as reasonably agreed to by ACL, and in any event, in such a manner so as not to unreasonably interfere with their existing use and continuing operations. NRG agrees to defend and indemnify and hold American, its affiliates, successors and assigns, harmless from and against all loss, cost liability and expense suffered by them as a result of the foregoing inspections of the Barges. NRG's indemnification obligations hereunder shall survive the termination of this Agreement or Closing, as applicable.

            B. NRG shall have no obligation to purchase any Barge which is damaged after its inspection and prior to Closing. In the event that any Barge suffers damage which does not constitute a total loss or constructive total loss, NRG may, at its sole option elect to purchase the Barge, in which case, any insurance proceeds payable with respect to such accident shall be used to repair the Barge. In order to assist in having such repairs accomplished, ACL shall assign to NRG all of its rights under any insurance policies covering such loss with respect to a damaged Barge that has been purchased by NRG hereunder.

      11. RISK OF LOSS. All risk of loss whether total loss, constructive total loss or less than total loss or constructive total loss shall be borne by ACL prior to the Closing and any insurance proceeds for events occurring prior to the Closing shall be for ACL's account. Subject to the terms of Section 10.B. above, all insurance proceeds for such loss shall be paid to and solely for the account of ACL.

      12. ASSIGNMENT. NRG may assign all or any portion of NRG's rights and interest in and to this Agreement without the prior written consent of ACL to:
(a) an affiliate, subsidiary or parent entity; (b) any entity it controls, is controlled by, or is under common control with; (c) any entity in which it has a majority interest or of which it is manager; (d) any entity that succeeds to or obtains all or substantially all of its assets, whether by merger, consolidation, reorganization, sale or otherwise; or (e) any entity that succeeds to NRG's or the Affiliates' rights under the Transportation Contract. NRG shall promptly inform ACL and the Collateral Agents of any assignment. Otherwise, NRG may not assign all or any portion of NRG's rights and interest in and to this Agreement without the prior written consent of ACL, which consent shall not be unreasonably withheld or delayed. In the event of any assignment by NRG, NRG shall continue to be liable for all of the obligations of NRG hereunder.

      13. REMEDIES FOR BREACH. If either party breaches any of the obligations, representations, warranties or covenants set forth in this Agreement, the non-breaching party shall be entitled to exercise any remedies in law or equity, including the right of specific performance and injunctive relief, subject to the limitations provided in the Transportation Contract.

      14. CONFIDENTIALITY. Subject to Section 15, this Agreement is confidential and shall not be disclosed by any of the parties or their agents, affiliates, consultants or counsel to any other party without the prior express written consent of American and NRG, provided however, the parties agree that this Agreement may be attached to American's proposed Plan of Reorganization (as defined in the Security Side Letter Agreement) with appropriate measures taken to attempt to ensure confidentiality of the economic terms and conditions of this Agreement.

      15. RECORDING. NRG and ACL shall each have the right at all times to record a memorandum of this Agreement, in such form as is reasonably acceptable to the parties, but in any event which does not disclose the financial terms hereof. The parties shall fully cooperate with such recording, including without limitation providing notarized signatures of authorized signatories upon reasonable advance notice. Upon the termination or expiration of this Agreement, any such memorandum shall be promptly released of record by NRG at NRG's sole cost and expense. If NRG shall fail to do so, NRG hereby appoints ACL as its agent, with power of attorney, to do so on its behalf, which power of attorney shall be deemed to be coupled with an interest.

      16. GOVERNING LAW. This Agreement shall be constructed and interpreted according to the laws of the State of Missouri, and where applicable, the maritime laws of the United States.

      17. COMPUTATION OF TIME. In computing any period of time under this Agreement, the day of the act, event or default from which the designated period time begins to run will not be included. The last day of the period so computed will be included, unless it is a Saturday, Sunday or legal holiday, and, if so, the period will run until the end of the next day not a Saturday, Sunday or legal holiday.

      18. INABILITY TO PERFORM. Each party will be excused from performing any term of this Agreement, if, and for so long as, such performance is prevented, delayed, or hindered by reason of any event of Force Majeure (as defined in the Transportation Contract).

      19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and the signature pages combined to form a fully-executed Agreement, provided that each party hereto has executed a signature page. The fact that this Agreement may have been executed at different times by different parties will not affect its validity.

      20. FACSIMILE SIGNATURES. The parties may transmit this Agreement between them by facsimile machine. The parties intend that faxed signatures constitute original signatures and that a faxed Agreement containing the signatures (original or faxed) of all the parties is binding. At the request of either party, the parties will confirm facsimile transmitted signatures by signing an original Agreement.

      21. ENTIRE AGREEMENT. All prior negotiations and agreements between the parties hereto are superseded by this Agreement, and except as may be set forth in the Transportation Contract or Ancillary Agreements, there are no representations, warranties, understandings or agreements other than those expressly set forth herein.

      22. EXPENSES OF PREVAILING PARTY. In the case of any legal or equitable action taken by either party in connection with the default of the other party, the prevailing party will be entitled to recover from the other party all costs and reasonable legal fees incurred in connection therewith. A prevailing party is a party who recovers at least three-quarters of its total claims in the action or who is required to pay no more than one-quarter of the other party's total claims in the action.

      23. BINDING EFFECT; AUTHORITY. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. The persons executing this Agreement on behalf of each party hereby represent and warrant to the other party that such person has the full authority to enter into this Agreement and such party is able to faithfully and timely perform each and every term of this Agreement, without the necessity of the consent, joinder or approval of any other party.

      24. MODIFICATIONS. This Agreement may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except by an instrument in writing and signed by the party against whom enforcement of any such waiver, amendment, modification, change or discharge is sought.

      25. HEADINGS. The headings in the sections of this Agreement are inserted for convenience only and in no way alter, amend, modify, limit or restrict the contractual obligations of the parties.

      26. INVALID PROVISIONS. If any provision in this Agreement is or will become invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof will not in any way be affected or impaired thereby; provided that if permitted by applicable law, any invalid, illegal, or unenforceable provision may be considered in determining the intent of the parties with respect to other provisions of this Agreement.

      27. JOINT PREPARATION. This Agreement is to be deemed to have been prepared jointly by the parties hereto, and any uncertainty or ambiguity existing herein, if any, will not be interpreted against any party, but will be interpreted according to the application of the rules of interpretation for arm's length agreements.

      28. NOTICES. A party may effect a valid notice pursuant to this Agreement only by giving such notice in writing and delivering it, postage or charges prepaid, in person, by certified mail, by overnight delivery service, or by facsimile transmission to the parties respective addresses set forth below:

ACT:   American Commercial Terminals LLC
       1701 East Market Street
       Jeffersonville, IN  47130
       Attn:  Director of Sales
       Facsimile No. (812) 288-0256

NRG:   NRG New Roads Holdings LLC
       112 Telly Street
       New Roads, LA  70760
       Attn:  John Brewster, President
       Facsimile No. (225) 618-4481

or to such substituted address or facsimile number as designated by notice to the other party. Same day delivery by messenger will constitute personal delivery. Such notice will be deemed effective two (2) days after properly mailed; one (1) day after properly consigned to an overnight delivery service; upon receipt of personal delivery; or, in the case of notice via facsimile transmission, on the day the sender receives electronic confirmation of delivery, provided that if the confirmation does not occur before 4 p.m., recipient's local time, on a business day, the notice will take effect on the next business day.

      29. REASONABLE COSTS, EXPENSES, AND FEES. The word "reasonable" will be deemed to precede each reference to "costs", "expenses", "fees", or similar items for which any party may seek reimbursement from any other party to this Agreement.

      30. TIME IS OF ESSENCE. Time is of the essence in this Agreement.

                           (SIGNATURE PAGE TO FOLLOW)

      IN WITNESS WHEREOF, the parties have affixed their signatures hereto as of the date set forth below its signature.

NRG NEW ROADS HOLDINGS LLC                  AMERICAN COMMERCIAL LINES LLC

By: ____________________________            By: ________________________________

Name: __________________________            Name: ______________________________

Title: _________________________            Title: _____________________________

Date: __________________________            Date: ______________________________

                SIGNATURE PAGE TO BARGE AND TUG OPTION AGREEMENT

                                    EXHIBIT F

                      CONDITIONAL ASSIGNMENT OF BNSF LEASE

                 CONDITIONAL ASSIGNMENT AND ASSUMPTION OF LEASE

      THIS CONDITIONAL ASSIGNMENT AND ASSUMPTION OF LEASE ("Assignment") is made and entered into effective as of the Effective Date, as set forth in Section 5 herein, by and between AMERICAN COMMERCIAL TERMINALS LLC, a Delaware limited liability company ("Assignor"), and NRG NEW ROADS HOLDINGS LLC, a Delaware limited liability company ("Assignee").

                                   WITNESSETH:

      WHEREAS, The Burlington Northern and Santa Fe Railway Company ("BNSF"),

American Commercial Barge Line LLC ("ACBL") and Assignor entered into a Memoranda of Understanding with NRG Power Marketing Inc. ("NRGPM"), and BNSF and Assignor entered into another Memorandum of Understanding with NRGPM (collectively, "MOU"), each dated August 6, 2004, both for the purpose of setting forth the major terms and conditions under which Assignor and BNSF will transport unit trains of coal from BNSF-served origins in the Powder River Basin of Wyoming to Assignor's Hall Street Terminal at St. Louis, Missouri, for furtherance to the Big Cajun No. II facility near New Roads, Louisiana (the "LG Power Plant"); and

      WHEREAS, the LG Power Plant is owned by Louisiana Generating LLC, a Delaware limited liability company and affiliate/subsidiary of Assignee and NRGPM ("LG"); and

      WHEREAS, pursuant to the MOU, the parties thereto agreed to negotiate the definitive terms and conditions of a transportation contract by and between LG, BNSF and Assignor (the "Transportation Contract") as provided therein; and

      WHEREAS, the parties have entered into Security Side Letter Agreement ("Security Side Letter Agreement"), pursuant to which American Commercial Lines LLC ("ACL"), ACBL and Assignor (collectively, "American") has agreed to provide certain assurances as additional security for its obligations under the Transportation Contract; and

      WHEREAS, pursuant to that certain Lease dated as of August 17, 1976, entered into between Burlington Northern Inc., a Delaware corporation, predecessor in interest to BNSF ("Landlord"), as landlord, and ACBL Western, Inc., a Delaware corporation, predecessor in interest to Assignor, as tenant, and all amendments, modifications, supplements and extensions thereto (as amended and modified, the "Lease") copies of which are attached hereto as EXHIBIT A, Assignor leases from Landlord that certain real property commonly known as the "Premises", as more fully described in the Lease; and

      WHEREAS, pursuant to the Security Side Letter Agreement, Assignor and Assignee have agreed to enter into this Assignment, pursuant to which Assignor will make a conditional assignment of the Lease to Assignee, which assignment is conditioned upon the occurrence of a Trigger Event (as defined in the Security Side Letter Agreement) and Assignee's timely exercise of the Terminal Option (as defined in the Security Side Letter Agreement) and consummation of the purchase of the Property pursuant to the Terminal Option Agreement dated of even date herewith (the "Terminal Option Agreement"); and

      WHEREAS, Assignor desires to conditionally assign its interest in the Lease to Assignee, and Assignee desires to accept the assignment thereof, on the terms and pursuant to the conditions set forth herein; and

      WHEREAS, the Transportation Contract and the Ancillary Agreements (as defined in the Security Side Letter Agreement) form the basis for the coal transportation described above.

      NOW THEREFORE, in consideration of the promises and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1. Assignor does hereby conditionally sell, grant, convey, assign, transfer and set over to Assignee all of the right, title and interest of Assignor in and to the Lease (including but not limited to all renewal options and rights, all security deposits), which assignment and conveyance shall only be effective upon Assignor's receipt from Assignee, within ninety (90) days of a Trigger Event, of a written notice electing to enforce this Assignment (the "Assignment Date"); and provided further that Assignee must also timely exercise the Terminal Option and consummate the purchase of the Property pursuant to the Terminal Option Agreement.

      2. Assignee does hereby accept the assignment set forth above, and for the benefit of Assignor does hereby assume and agree to be bound and abide by all covenants, agreements and undertakings of Assignee as tenant, as they apply from and after the Assignment Date, under the Lease.

      3. Assignor represents and confirms unto Assignee that the Lease is in full force and effect, unchanged and unmodified; that there are no defaults by Assignor, as of the date of execution of this Assignment by Assignor, under the Lease; and that Assignor is not aware of any conditions or circumstances which, by lapse of time or upon the giving of notice or both, would result in Landlord, Assignor or Assignee being in default under the Lease; and that Assignee has paid all rental obligations and other charges due under or arising out of the Lease up to and including the date of execution of this Assignment by Assignor.

      4. Assignee hereby agrees to indemnify and hold harmless Assignor from any and all loss, damage, claim or liability (including reasonable attorney's fees) arising from or under the Lease after the Assignment Date.

      5. The "Effective Date" of this Assignment shall be the Effective Date as defined in the Security Side Letter Agreement. In addition to the foregoing, this Assignment shall not be enforceable against the parties hereto unless and until the definitive Transportation Contract has been entered into among the parties thereto.

      6. Assignor agrees to obtain the consent of Landlord to this Assignment in the form attached hereto as EXHIBIT B.

      7. For so long as Assignor has outstanding obligations under the Transportation Contract and the Ancillary Agreements remain in effect, the terms, conditions and covenants of this Assignment shall be binding upon and shall inure to the benefit of each of the parties to this Assignment, their heirs, successors or assigns, shall run with the land, and may be amended, waived or terminated only by an agreement in writing signed by both parties, their successors or assigns.

      8. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. For purposes of executing this Assignment, a document signed and transmitted by facsimile machine or telecopier is to be treated as an original document. At the request of either party, the other will confirm facsimile signature by signing an original instrument.

      9. The laws of the State of Missouri shall govern the interpretation, validity, performance and enforcement of this Assignment.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment, effective as of the date set forth below their signatures.

ASSIGNOR:                                   ASSIGNEE:

AMERICAN COMMERCIAL TERMINALS LLC,          NRG NEW ROADS HOLDINGS LLC,
a Delaware limited liability company        a Delaware limited liability company

By: ________________________________        By: ________________________________
Name: ______________________________        Name: ______________________________
Title: _____________________________        Title: _____________________________
Date: ______________________________        Date: ______________________________

        SIGNATURE PAGE TO CONDITIONAL ASSIGNMENT AND ASSUMPTION OF LEASE

                                  (BNSF LEASE)

           EXHIBIT A TO CONDITIONAL ASSIGNMENT AND ASSUMPTION OF LEASE

                                 (COPY OF LEASE)

           EXHIBIT B TO CONDITIONAL ASSIGNMENT AND ASSUMPTION OF LEASE

                           LANDLORD WAIVER AND CONSENT

TO:   NEW ROADS HOLDINGS LLC ("NRG")

      American Commercial Terminals LLC, a Delaware limited liability company ("TENANT") and the undersigned ("LANDLORD") have entered into a lease, dated August 17, 1976, as amended (the "LEASE"), demising the premises located in St. Louis City, Missouri and legally (or otherwise) described in the Lease (the "PREMISES"). A copy of the Lease is attached hereto as EXHIBIT 1.

      Tenant and certain of its affiliates have entered into certain agreements with Louisiana Generating, LLC, a Delaware limited liability company ("LG") and/or NRG Power Marketing Inc., a Delaware corporation, and certain affiliates ("NRGPM"), including but not limited to a Transportation Contract (the "TRANSPORTATION CONTRACT") dated as of December ___, 2004, between LG, Tenant and certain other parties thereto. In addition, NRG, Tenant, its affiliates and certain other parties have entered into a Security Side Letter Agreement dated December ___, 2004, pursuant to which Tenant and its affiliates have agreed to enter into certain Ancillary Agreements to secure the obligations of Tenant and its affiliates under the Transportation Contract.

      As a condition precedent to LG's obligations under the Transportation Contract, LG requires, among other things, that Tenant collaterally assign its leasehold interest in the Lease to NRG pursuant to that certain Conditional Assignment and Assumption of Lease (the "ASSIGNMENT") to which this Exhibit is attached and made a part of.

      To induce LG to continue to perform under the Transportation Contract or for the benefit of Tenant, and for other good and valuable consideration, Landlord hereby agrees that:

      1. Landlord hereby consents to the execution by Tenant of the Assignment. Landlord agrees that the execution, delivery and performance by Tenant of the Assignment will not constitute a default under the Lease.

      2. The Lease is valid and is in full force and effect and has not been assigned, modified, supplemented or amended in any way, except as described on
EXHIBIT 1, and represents the entire agreement between the parties thereto.

      3. To the best knowledge of Landlord, neither Landlord nor Tenant is in default under the terms of the Lease and no event has occurred which, with the giving of notice or the passage of time, would constitute a default under the Lease.

      4. Tenant is in possession of the Premises and Tenant is the current holder of the leasehold estate created under the Lease.

      5. The Lease expires on _________, [subject to the renewal or extension provisions set forth in EXHIBIT 1].

      6. No assets of Tenant (including, without limitation, equipment and trade fixtures) located on or about the Premises will be deemed by Landlord to be fixtures or to constitute part of the Premises.

      7. Landlord will not assert, and therefore waives, any liens, whether granted by the Lease, statute or otherwise (including, without limitation, rights of levy or distraint for rent), against the property of Tenant located on the Premises, including, without limitation, Tenant's machinery, improvements, equipment, furniture, fixtures, inventory and all additions, replacements or substitutions therefor (collectively, the "PERSONAL PROPERTY").

      8. If Tenant defaults on its obligations to NRG and, as a result, NRG exercises its rights under the Assignment, or otherwise undertakes to enforce its security interest in Tenant's assets, Landlord will permit NRG or its agent to enter and take possession of the Premises without terminating the Lease, and Landlord will recognize NRG (or other nominee thereof) as the tenant under the Lease, entitled to all of the benefits thereof, and responsible for the performance of all of Tenant's obligations arising thereunder from and after the date that NRG takes possession as aforesaid. NRG may cause the Premises to be assigned or sublet with the written consent of Landlord, which consent shall not be unreasonably withheld, provided, however, that Landlord agrees that it will consent to an assignment to any subsidiary or affiliate of NRG and that NRG has the right to transfer its interest in the Lease, with notice but without consent, to an entity controlled by, controlling or under common control with NRG, or to a business entity which acquires all or substantially all of the assets of NRG. It is understood and agreed that any consent by Landlord to any assignment or subletting by NRG shall not be considered or construed to be a consent to any subsequent assignment or subletting nor as a waiver of the right of Landlord to refuse to consent to any subsequent assignment or subletting.

      9. In accordance with and subject to the terms of the Deed of Trust from Tenant to LG and NRG (the "DOT"), NRG may, at no expense to Landlord enter onto the Premises following a Trigger Event and take possession of, sever, or remove the Personal Property or any part thereof, and said Personal Property, upon severance and/or removal, may be sold, transferred or otherwise disposed of free and discharged of all liens, claims, demands, rights or interests of Landlord. If NRG and/or LG enters the Premises solely for the purposes of executing such party's rights with respect to the Personal Property under the DOT, (i) NRG shall not be deemed to have assumed any obligations or liabilities of Tenant under the Lease merely by reason of such limited purpose entrance, and (ii) NRG shall not have any duty or obligation to remove or dispose of any remaining Personal Property left on the Premises following such removal; provided that NRG agrees to repair any damage to the Premises caused by the removal of such Personal Property.

      10. Landlord: (a) will use commercially reasonable efforts to give copies of all notices of default sent to Tenant under the Lease to NRG at:

                              NRG New Roads Holdings LLC
                              112 Telly Street
                              New Roads, LA  70760

or to such other address as NRG may designate from time to time by notice given to Landlord at the address set forth after its signature hereto, and (b) prior to exercising any of Landlord's rights and remedies under the Lease or at law or in equity, NRG shall have the right (but not the obligation) to cure or cause to be cured such default within the following time periods from and after receipt by NRG of notice of such default from Landlord: ten (10) days with respect to monetary defaults and thirty (30) days with respect to non-monetary defaults after the period of time granted to Tenant to cure such defaults under the terms of the Lease; provided, however, that if the nature of any non-monetary default is such that the same cannot be cured within said thirty (30) day period, NRG shall be given such additional period of time as may be necessary to cure the default provided that NRG commences the cure within said thirty (30) day period and proceeds diligently thereafter to complete such cure.

      11. Landlord will not consent to any material amendment, supplement or other material modification of the Lease without NRG's prior written consent, which consent shall not be unreasonably withheld.

      12. Landlord agrees to disclose this Landlord Consent to any purchaser or successor to Landlord's interest in the Premises.

      13. The statements and agreements contained herein shall be binding upon, and shall inure to the benefit of, NRG, its affiliates, Tenant and its affiliates, successors and assigns, Landlord, mortgagees of the Premises and the successors and assigns of all of the foregoing.

      14. Notwithstanding anything herein to the contrary, nothing in this Consent nor in the Assignment shall be deemed to enlarge Tenant's or NRG's rights or privileges under the Lease, or to diminish Tenant's or NRG's obligations or liabilities under the Lease.

      Dated as of the _______ day of ___________, 200____.

                                    LANDLORD:

                                    BURLINGTON NORTHERN AND SANTA FE
                                    RAILWAY COMPANY

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                                    LANDLORD'S ADDRESS:
                                    ___________________________________
                                    ___________________________________
                                    ___________________________________

                           LANDLORD WAIVER AND CONSENT

                                    EXHIBIT 1

                                      LEASE

                                  SEE ATTACHED

                                    EXHIBIT G

                CONDITIONAL ASSIGNMENT OF CITY OF ST. LOUIS LEASE

                 CONDITIONAL ASSIGNMENT AND ASSUMPTION OF LEASE

      THIS CONDITIONAL ASSIGNMENT AND ASSUMPTION OF LEASE ("Assignment") is made and entered into effective as of the Effective Date, as set forth in Section 5 herein, by and between AMERICAN COMMERCIAL TERMINALS LLC, a Delaware limited liability company ("Assignor"), and NRG NEW ROADS HOLDINGS LLC, a Delaware limited liability company ("Assignee").

                                   WITNESSETH:

      WHEREAS, the Burlington Northern and Santa Fe Railway Company ("BNSF"), American Commercial Barge Line LLC ("ACBL") and Assignor entered into a Memoranda of Understanding with NRG Power Marketing Inc. ("NRGPM"), and BNSF and Assignor entered into another Memorandum of Understanding with NRGPM (collectively, "MOU"), each dated August 6, 2004, both for the purpose of setting forth the major terms and conditions under which Assignor and BNSF will transport unit trains of coal from BNSF-served origins in the Powder River Basin of Wyoming to Assignor's Hall Street Terminal at St. Louis, Missouri, for furtherance to the Big Cajun No. II facility near New Roads, Louisiana (the "LG Power Plant") ; and

      WHEREAS, the LG Power Plant is owned by Louisiana Generating LLC., a Delaware limited liability company and affiliate/subsidiary of Assignee and NRGPM ("LG"); and

      WHEREAS, pursuant to the MOU, the parties thereto agreed to negotiate the definitive terms and conditions of a transportation contract by and between LG, BNSF and Assignor (the "Transportation Contract") as provided therein; and

      WHEREAS, the parties have entered into a Security Side Letter Agreement ("Security Side Letter Agreement"), pursuant to which American Commercial Lines LLC ("ACL"), ACBL and Assignor (collectively, "American") has agreed to provide certain assurances as additional security for its obligations under the Transportation Contract; and

      WHEREAS, pursuant to that certain Lease dated as of June 12, 1985, entered into between the City of St. Louis, a municipal corporation of the State of Missouri ("Landlord"), as landlord, and Assignor, as tenant, and all amendments, modifications, supplements and extensions thereto (as amended and modified, the "Lease") copies of which are attached hereto as Exhibit A, Assignor leases from Landlord certain mooring privileges, easements, and access rights at such locations (the "Premises"), as more fully described in the Lease; and

      WHEREAS, pursuant to the Security Side Letter Agreement, Assignor and Assignee have agreed to enter into this Assignment, pursuant to which Assignor will make a conditional assignment of the Lease to Assignee, which assignment is conditioned upon the occurrence of a Trigger Event (as defined in the Security Side Letter Agreement) and Assignee's timely exercise of the Terminal Option (as defined in the Security Side Letter Agreement) and consummation of the purchase of the Property pursuant to the Terminal Option Agreement dated of even date herewith (the "Terminal Option Agreement"); and

      WHEREAS, Assignor desires to conditionally assign its interest in the Lease to Assignee, and Assignee desires to accept the assignment thereof, on the terms and pursuant to the conditions set forth herein.

      WHEREAS, the Transportation Contract and the Ancillary Agreements (as defined in the Security Side Letter Agreement) form the basis for the coal transportation described above.

      NOW THEREFORE, in consideration of the promises and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1. Assignor does hereby conditionally sell, grant, convey, assign, transfer and set over to Assignee all of the right, title and interest of Assignor in and to the Lease (including but not limited to all renewal options and rights, all security deposits), which assignment and conveyance shall only be effective upon Assignor's receipt from Assignee, within ninety (90) days of a Trigger Event, of a written notice electing to enforce this Assignment (the "Assignment Date"); and provided further that Assignee must also timely exercise the Terminal Option and consummate the purchase of the Property pursuant to the Terminal Option Agreement.

      2. Assignee does hereby accept the assignment set forth above, and for the benefit of Assignor does hereby assume and agree to be bound and abide by all covenants, agreements and undertakings of Assignee as tenant, as they apply from and after the Assignment Date, under the Lease.

      3. Assignor represents and confirms unto Assignee that the Lease is in full force and effect, unchanged and unmodified; that there are no defaults by Assignor, as of the date of execution of this Assignment by Assignor, under the Lease; and that Assignor is not aware of any conditions or circumstances which, by lapse of time or upon the giving of notice or both, would result in Landlord, Assignor or Assignee being in default under the Lease; and that Assignee has paid all rental obligations and other charges due under or arising out of the Lease up to and including the date of execution of this Assignment by Assignor.

      4. Assignee hereby agrees to indemnify and hold harmless Assignor from any and all loss, damage, claim or liability (including reasonable attorney's fees) arising from or under the Lease after the Assignment Date.

      5. The "Effective Date" of this Assignment shall be the Effective Date as defined in the Security Side Letter Agreement. In addition to the foregoing, this Assignment shall not be enforceable against the parties hereto unless and until the definitive Transportation Contract has been entered into among the parties thereto.

      6. Assignor agrees to use its reasonable best efforts to obtain the consent of Landlord to this Assignment in the form attached hereto as Exhibit B, but the parties specifically acknowledge and agree that the final form thereof shall be subject to such change as may be required by Landlord.

      7. For so long as Assignor has outstanding obligations under the Transportation Contract and the Ancillary Agreements remain in effect, the terms, conditions and covenants of this Assignment shall be binding upon and shall inure to the benefit of each of the parties to this Assignment, their heirs, successors or assigns, shall run with the land, and may be amended, waived or terminated only by an agreement in writing signed by both parties, their successors or assigns.

      8. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. For purposes of executing this Assignment, a document signed and transmitted by facsimile machine or telecopier is to be treated as an original document. At the request of either party, the other will confirm facsimile signature by signing an original instrument.

      9. The laws of the State of Missouri shall govern the interpretation, validity, performance and enforcement of this Assignment.

                           (SIGNATURE PAGE TO FOLLOW)

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment, effective as of the date set forth below their signatures.

ASSIGNOR:                                     ASSIGNEE:

AMERICAN COMMERCIAL TERMINALS LLC,            NRG NEW ROADS HOLDINGS LLC,
a Delaware limited  liability company         a Delaware limited company

By: _________________________________         By: ______________________________
Name: _______________________________         Name: ____________________________
Title: ______________________________         Title: ___________________________
Date: _______________________________         Date: ____________________________

        SIGNATURE PAGE TO CONDITIONAL ASSIGNMENT AND ASSUMPTION OF LEASE

                                (St. Louis Lease)

           EXHIBIT A TO CONDITIONAL ASSIGNMENT AND ASSUMPTION OF LEASE

                                 (Copy of Lease)

           EXHIBIT B TO CONDITIONAL ASSIGNMENT AND ASSUMPTION OF LEASE

                           LANDLORD WAIVER AND CONSENT

TO:   NEW ROADS HOLDINGS LLC ("NRG")

      American Commercial Terminals, Inc. ("Tenant") and the undersigned ("Landlord") have entered into a lease, dated as of June 12, 1985, as amended (the "Lease"), demising certain mooring privileges, licenses, easements and access rights at the premises located in the City of St. Louis, Missouri and described in said Lease (the "Premises"). A copy of the Lease is attached hereto as Exhibit 1.

      Tenant and certain of its affiliates have entered into certain agreements with Louisiana Generating LLC., a Delaware limited liability company ("LG") and/or NRG Power Marketing Inc., a Delaware corporation, and certain affiliates ("NRGPM"), including but not limited to a Transportation Contract (the "Transportation Contract") dated as of December ___, 2004, between LG, Tenant and certain other parties thereto. In addition, NRG,, Tenant, its affiliates and certain other parties have entered into a Security Side Letter Agreement dated December ___, 2004, pursuant to which Tenant and its affiliates have agreed to enter into certain Ancillary Agreements to secure the obligations of Tenant and its affiliates under the Transportation Contract.

      As a condition precedent to LG's obligations under the Transportation Contract, LG requires, among other things, that Tenant collaterally assign its leasehold interest in the Lease to NRG pursuant to that certain Conditional Assignment and Assumption of Lease (the "Assignment") to which this Exhibit is attached and made a part of.

      To induce LG to continue to perform under the Transportation Contract or for the benefit of Tenant, and for other good and valuable consideration, Landlord hereby agrees that:

      1. Landlord hereby consents to the execution by Tenant of the Assignment. Landlord agrees that the execution, delivery and performance by Tenant of the Assignment will not constitute a default under the Lease.

      2. The Lease is valid and is in full force and effect and has not been assigned, modified, supplemented or amended in any way, except as described on
Exhibit 1, and represents the entire agreement between the parties thereto.

      3. To the best knowledge of Landlord, neither Landlord nor Tenant is in default under the terms of the Lease and no event has occurred which, with the giving of notice or the passage of time, would constitute a default under the Lease.

      4. Tenant is in possession of the Premises and Tenant is the current holder of the leasehold estate created under the Lease.

      5. The Lease expires on _________, [subject to the renewal or extension provisions set forth in Exhibit 1].

      6. No assets of Tenant (including, without limitation, equipment and trade fixtures) located on or about the Premises will be deemed by Landlord to be fixtures or to constitute part of the Premises.

      7. Landlord will not assert, and therefore waives, any liens, whether granted by the Lease, statute or otherwise (including, without limitation, rights of levy or distraint for rent), against the property of Tenant located on the Premises, including, without limitation, Tenant's machinery, improvements, equipment, furniture, fixtures, inventory and all additions, replacements or substitutions therefor (collectively, the "Personal Property").

      8. If Tenant defaults on its obligations to NRG and, as a result, NRG exercises its rights under the Assignment, or otherwise undertakes to enforce its security interest in Tenant's assets, Landlord will permit NRG or its agent to enter and take possession of the Premises without terminating the Lease, and Landlord will recognize NRG (or other nominee thereof) as the tenant under the Lease, entitled to all of the benefits thereof, and responsible for the performance of all of Tenant's obligations arising thereunder from and after the date that NRG takes possession as aforesaid. NRG may cause the Premises to be assigned or sublet with the written consent of Landlord, which consent shall not be unreasonably withheld, provided, however, that Landlord agrees that it will consent to an assignment to any subsidiary or affiliate of NRG and that NRG has the right to transfer its interest in the Lease, with notice but without consent, to an entity controlled by, controlling or under common control with NRG, or to a business entity which acquires all or substantially all of the assets of NRG. It is understood and agreed that any consent by Landlord to any assignment or subletting by NRG shall not be considered or construed to be a consent to any subsequent assignment or subletting nor as a waiver of the right of Landlord to refuse to consent to any subsequent assignment or subletting.

      9. In accordance with and subject to the terms of the Deed of Trust from Tenant to LG and NRG (the "DOT"), NRG may, at no expense to Landlord enter onto the Premises following a Trigger Event and take possession of, sever, or remove the Personal Property or any part thereof, and said Personal Property, upon severance and/or removal, may be sold, transferred or otherwise disposed of free and discharged of all liens, claims, demands, rights or interests of Landlord. If NRG and/or LG enters the Premises solely for the purposes of executing such party's rights with respect to the Personal Property under the DOT, (i) NRG shall not be deemed to have assumed any obligations or liabilities of Tenant under the Lease merely by reason of such limited purpose entrance, and (ii) NRG shall not have any duty or obligation to remove or dispose of any remaining Personal Property left on the Premises following such removal; provided that NRG agrees to repair any damage to the Premises caused by the removal of such Personal Property.

      10. Landlord: (a) will give copies of all notices of default sent to Tenant under the Lease to NRG at:

                               NRG New Roads Holdings LLC
                               112 Telly Street
                               New Roads, LA  70760

or to such other address as NRG may designate from time to time by notice given to Landlord at the address set forth after its signature hereto, and (b) prior to exercising any of Landlord's rights and remedies under the Lease or at law or in equity, NRG shall have the right (but not the obligation) to cure or cause to be cured such default within the following time periods from and after receipt by NRG of notice of such default from Landlord: ten (10) days with respect to monetary defaults and thirty (30) days with respect to non-monetary defaults after the period of time granted to Tenant to cure such defaults under the terms of the Lease; provided, however, that if the nature of any non-monetary default is such that the same cannot be cured within said thirty (30) day period, NRG shall be given such additional period of time as may be necessary to cure the default provided that NRG commences the cure within said thirty (30) day period and proceeds diligently thereafter to complete such cure.

      11. Landlord will not consent to any material amendment, supplement or other material modification of the Lease without NRG's prior written consent, which consent shall not be unreasonably withheld.

      12. Landlord agrees to disclose this Landlord Consent to any purchaser or successor to Landlord's interest in the Premises.

      13. The statements and agreements contained herein shall be binding upon, and shall inure to the benefit of, NRG, its affiliates, Tenant and its affiliates, successors and assigns, Landlord, mortgagees of the Premises and the successors and assigns of all of the foregoing.

      14. Notwithstanding anything herein to the contrary, nothing in this Consent nor in the Assignment shall be deemed to enlarge Tenant's or NRG's rights or privileges under the Lease, or to diminish Tenant's or NRG's obligations or liabilities under the Lease.

      Dated as of the _______ day of ___________, 200____.

                                     LANDLORD:

                                     _______________________________
                                     _______________________________

                                     By: ___________________________
                                     Name: _________________________
                                     Title: ________________________

                               LANDLORD'S ADDRESS:

                           LANDLORD WAIVER AND CONSENT

                                    EXHIBIT 1

                                      LEASE

                                  SEE ATTACHED

                                    EXHIBIT H

                CONDITIONAL ASSIGNMENT OF INTER CARRIER AGREEMENT

                CONDITIONAL ASSIGNMENT OF INTER-CARRIER AGREEMENT

      THIS CONDITIONAL ASSIGNMENT OF INTER-CARRIER AGREEMENT ("Assignment") is made and entered into effective as of the Effective Date, as set forth in
Section 5 herein, by and between AMERICAN COMMERCIAL TERMINALS LLC, a Delaware limited liability company ("Assignor"), successor to American Commercial Marine Services Company, and NRG NEW ROADS HOLDINGS LLC, a Delaware limited liability company ("Assignee").

                                   WITNESSETH:

      WHEREAS, the Burlington Northern and Santa Fe Railway Company ("BNSF"), American Commercial Barge Line, LLC ("ACBL") and Assignor entered into a Memoranda of Understanding with NRG Power Marketing Inc. ("NRGPM"), and BNSF and Assignor entered into another Memorandum of Understanding with NRGPM (collectively, "MOU"), each dated August 6, 2004, both for the purpose of setting forth the major terms and conditions under which Assignor and BNSF will transport unit trains of coal from BNSF-served origins in the Powder River Basin of Wyoming to Assignor's Hall Street Terminal at St. Louis, Missouri, for furtherance to the Big Cajun No. II facility near New Roads, Louisiana (the "LG Power Plant"); and

      WHEREAS, the LG Power Plant is owned by Louisiana Generating LLC, a Delaware limited liability company and affiliate/subsidiary of Assignee and NRGPM ("LG"); and

      WHEREAS, pursuant to the MOU, the parties thereto agreed to negotiate the definitive terms and conditions of a transportation contract by and between LG, BNSF and Assignor (the "Transportation Contract") as provided therein; and

      WHEREAS, American Commercial Lines, LLC, ("ACL"), Assignor, ACBL (collectively, "American") , Assignee, and LG have entered into a Security Side Letter Agreement ("Security Side Letter Agreement"), pursuant to which American has agreed to provide certain assurances as additional security for its obligations under the Transportation Contract; and

      WHEREAS, pursuant to that certain Inter-Carrier Agreement dated as of December 28, 2000, entered into between BNSF and Assignor (as amended and modified, the "Inter-Carrier Agreement"), a copy of which is attached hereto as EXHIBIT A, BNSF and Assignor have made certain agreements regarding the transportation of coal; and

      WHEREAS, pursuant to the Security Side Letter Agreement, Assignor and Assignee have agreed to enter into this Assignment, pursuant to which Assignor will make a conditional assignment of the Inter-Carrier Agreement to Assignee, which assignment is conditioned upon the occurrence of a Trigger Event (as defined in the Security Side Letter Agreement); and

      WHEREAS, Assignor desires to conditionally assign its interest in the Inter-Carrier Agreement to Assignee, and Assignee desires to accept the assignment thereof, on the terms and pursuant to the conditions set forth herein; and

      WHEREAS, the Transportation Contract and the Ancillary Agreements (as defined in the Security Side Letter Agreement) form the basis for the coal transportation described above.

      NOW THEREFORE, in consideration of the promises and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1. Assignor does hereby conditionally sell, grant, convey, assign, transfer and set over to Assignee all of the right and interest of Assignor in and to the Inter-Carrier Agreement, which assignment and conveyance shall only be effective upon Assignor's receipt from Assignee, within ninety (90) days of a Trigger Event, of a written notice electing to enforce this Assignment (the "Assignment Date").

      2. Assignee does hereby accept the assignment set forth above, and for the benefit of Assignor does hereby assume and agree to be bound and abide by all covenants, agreements and undertakings of Assignee, as they apply from and after the Assignment Date, under the Inter-Carrier Agreement.

      3. Assignor represents and confirms unto Assignee that the Inter-Carrier Agreement is in full force and effect, unchanged and unmodified; that there are no defaults by Assignor, as of the date of execution of this Assignment by Assignor, under the Inter-Carrier Agreement; that Assignor is not aware of any conditions or circumstances which, by lapse of time or upon the giving of notice or both, would result in Assignor or Assignee being in default under the Inter-Carrier Agreement; and that Assignor has paid all charges due under or arising out of the Inter-Carrier Agreement, if any, up to and including the date of execution of this Assignment by Assignor.

      4. Assignee hereby agrees to indemnify and hold harmless Assignor from any and all loss, damage, claim or liability (including reasonable attorney's fees) arising from or under the Inter-Carrier Agreement after the Assignment Date.

      5. The "Effective Date" of this agreement shall be the Effective Date as defined in the Security Side Letter Agreement. In addition to the foregoing, this Assignment shall not be enforceable against the parties hereto unless and until the definitive Transportation Contract has been entered into among the parties thereto.

      6. Assignor agrees to obtain the consent of BNSF to this Conditional Assignment of the Inter-Carrier Agreement in the form set forth on EXHIBIT B hereto.

      7. If during the term of the Transportation Contract Assignor and BNSF enter into a substitute agreement relating to the substantive matters contained in the IC Agreement or an agreement that extends the terms and conditions of the IC Agreement, or any other instrument that extends, renews, amends, or augments the IC Agreement (such substitute or other agreement being referred to herein as the "New Agreement"), the terms and conditions of this Assignment shall also apply to the New Agreement. In addition, Assignor agrees to execute any instrument reasonably requested by Assignee that evidences the application of this Assignment to the New Agreement. Further, Assignor shall use its reasonable best efforts to obtain consent to the assignment of the New Agreement by BNSF in the form set forth on Exhibit B hereto.

      8. For so long as Assignor has outstanding obligations under the Transportation Contract and the Ancillary Agreements remain in effect, the terms, conditions and covenants of this Assignment shall be binding upon and shall inure to the benefit of each of the parties to this Assignment, their heirs, successors or assigns, and may be amended, waived or terminated only by an agreement in writing signed by both parties, their successors or assigns.

      9. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. For purposes of executing this Assignment, a document signed and transmitted by facsimile machine or telecopier is to be treated as an original document. At the request of either party, the other will confirm facsimile signature by signing an original instrument.

      10. The laws of the State of Missouri shall govern the interpretation, validity, performance and enforcement of this Assignment.

                           (SIGNATURE PAGE TO FOLLOW)

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment, effective as of the date set forth below their signatures.

ASSIGNOR:                                   ASSIGNEE:

AMERICAN COMMERCIAL                         NRG NEW ROADS HOLDINGS LLC,
TERMINALS, LLC,                             a Delaware limited liability company
a Delaware limited liability company

By:_______________________________________  By:_________________________________
Name:_____________________________________  Name:_______________________________
Title:____________________________________  Title:______________________________
Date:_____________________________________  Date:_______________________________

       SIGNATURE PAGE TO CONDITIONAL ASSIGNMENT OF INTER-CARRIER AGREEMENT

               EXHIBIT A TO ASSIGNMENT OF INTER-CARRIER AGREEMENT

                       (COPY OF INTER-CARRIER AGREEMENT)

               EXHIBIT B TO ASSIGNMENT OF INTER-CARRIER AGREEMENT

                            BNSF WAIVER AND CONSENT

TO:   NRG NEW ROADS HOLDINGS LLC

      American Commercial Terminals, LLC ("ACT") and the undersigned ("BNSF") have entered into an Inter-Carrier Agreement, dated as of December 28,2000 (as amended, the "IC Agreement"), demising certain mooring privileges, licenses, easements and access rights at the premises located in the City of St. Louis, Missouri and described in said IC Agreement (the "Premises"). A copy of the IC Agreement is attached hereto as Exhibit 1.

      ACT and certain of its affiliates have entered into certain agreements with Louisiana Generating LLC, a Delaware limited liability company ("LG") and/or NRG New Roads Holdings LLC, a Delaware corporation, and certain affiliates ("NRG"), including but not limited to a Transportation Contract (the "Transportation Contract") dated as of December___, 2004, between LG, ACT and certain other parties thereto. In addition, LG, NRG, ACT, its affiliates and certain other parties have entered into a Security Side Letter Agreement dated December_____, 2004, pursuant to which ACT and its affiliates have agreed to enter into certain Ancillary Agreements to secure the obligations of ACT and its affiliates under the Transportation Contract.

As a condition precedent to LG's obligations under the Transportation Contract, LG requires, among other things, that ACT collaterally assign its interest in the IC Agreement to NRG SPE pursuant to that certain Conditional Assignment of Inter Carrier Agreement (the "Assignment") to which this Exhibit is attached and made a part of.

      To induce LG to continue to perform under the Transportation Contract or for the benefit of ACT, and for other good and valuable consideration, BNSF hereby agrees that:

      1. BNSF hereby consents to the execution by ACT of the Assignment and to the conditional assignment to and assumption by NRG. BNSF agrees that the execution, delivery and performance by ACT of the Assignment will not constitute a default under the IC Agreement or any other agreement between ACT and BNSF.

      2. The IC Agreement is valid and is in full force and effect and has not been assigned, modified, supplemented or amended in any way, except as described on Exhibit 1, and represents the entire agreement between the parties thereto.

      3. To the best knowledge of BNSF, neither BNSF nor ACT is in default under the terms of the IC Agreement and no event has occurred which, with the giving of notice or the passage of time, would constitute a default under the IC Agreement.

      4. Assignee has paid all charges due under or arising out of the Inter-Carrier Agreement, if any, up to and including the date of execution of this Assignment by Assignor.

      5. The IC Agreement expires on___________________, [subject to the renewal or extension provisions set forth in Exhibit 1].

      6. If ACT defaults on its obligations to NRG or LG and, as a result, NRG exercises its rights under the Assignment, or otherwise undertakes to enforce its security interest in ACT's assets, BNSF will permit NRG to act under the IC Agreement without terminating the IC Agreement, and BNSF will recognize NRG (or other nominee thereof) as the successor of ACT under the IC Agreement, entitled to all of the benefits thereof, and responsible for the performance of all of ACT's obligations arising thereunder from and after the Assignment Date (as defined in the Assignment).

      7. Notwithstanding anything to the contrary, NRG shall be permitted to assign its rights under the Assignment (and any conditional rights to the IC Agreement thereunder) to any affiliate or to any successor of LG in the Transportation Agreement without the consent of BNSF.

      8. BNSF: (a) will give copies of all notices of default sent to ACT under the IC Agreement to NRG at:

      NRG New Roads Holdings LLC
      112 Telly Street
      New Roads, LA 70760

or to such other address as NRG may designate from time to time by notice given to BNSF at the address set forth after its signature hereto, and (b) prior to exercising any of BNSF's rights and remedies under the IC Agreement or at law or in equity, NRG shall have the right (but not the obligation) to cure or cause to be cured such default within the following time periods from and after receipt by NRG of notice of such default from BNSF: ten (10) days with respect to monetary defaults and thirty (30) days with respect to non-monetary defaults after the period of time granted to ACT to cure such defaults under the terms of the IC Agreement; provided, however, that if the nature of any non-monetary default is such that the same cannot be cured within said thirty (30) day period, NRG shall be given such additional period of time as may be necessary to cure the default provided that NRG commences the cure within said thirty (30) day period and proceeds diligently thereafter to complete such cure.

      9. BNSF will not consent to any material amendment, supplement or other material modification of the IC Agreement without NRG's prior written consent, which consent shall not be unreasonably withheld.

      10. BNSF agrees to disclose this Consent to any purchaser or successor to BNSF's interest in the Transportation Agreement or the IC Agreement.

      11. The statements and agreements contained herein shall be binding upon, and shall inure to the benefit of, NRG, its affiliates, ACT, its affiliates, BNSF, and the successors and assigns of all of the foregoing.

      12. Notwithstanding anything herein to the contrary, nothing in this Consent nor in the Assignment shall be deemed to enlarge ACT's or NRG's rights or privileges under the IC Agreement, or to diminish ACT's or NRG's obligations or liabilities under the IC Agreement.

Dated as of the_________day of______________, 200____.

                                       BNSF:
                                       THE BURLINGTON NORTHERN AND SANTA FE
                                       RAILWAY COMPANY

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       BNSF's ADDRESS FOR NOTICE:
                                       _________________________________________
                                       _________________________________________
                                       _________________________________________